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                                                                    EXHIBIT 10.1

                       LICENSE AND DISTRIBUTION AGREEMENT
                             (MANUFACTURING RIGHTS)
                                   (2004-2005)

         This License and Distribution Agreement (this "AGREEMENT") is entered in as of March 29, 2004, by and between Riverdeep Inc., A Limited Liability Company, a limited liability company organized in Delaware ("RIVERDEEP"), and Encore Software, Inc., a Minnesota corporation ("DISTRIBUTOR").

         WHEREAS, Riverdeep is engaged in the business of developing, licensing and publishing computer software programs, including the Products (as hereinafter defined);

         WHEREAS, Distributor is engaged in the business of selling and marketing goods in the Territory (as hereinafter defined), including products similar or related to the Products; and

         WHEREAS, Riverdeep and Distributor wish to enter into an agreement pursuant to which Distributor will manufacture, sell, and distribute the Products for sale in the Channel (as hereinafter defined) within the Territory.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.       DEFINITIONS.

         1.1 "CHANNEL" shall mean all retail accounts, whether sold to directly or through distributors, including, without limitation, brick and mortar stores and Internet-based retailers (such as Amazon.com); provided however, that Riverdeep shall have the right to sublicense Products to sublicensees that will in turn sell and distribute them into small retail accounts pursuant to (i) the sublicenses set forth on Exhibit C attached hereto provided that copies of the same have been furnished to Distributor prior to the Commencement Date, and (ii) such future sublicenses as the parties shall mutually agree to not to be unreasonably withheld or delayed, it being agreed that Riverdeep shall not amend or modify such sublicenses to add new products thereto or to expand the channel thereof without Distributor's consent, not to be unreasonably withheld or delayed; and provided further, that notwithstanding anything to the contrary in this Agreement, nothing contained herein shall limit Distributor's parent company from selling or distributing the Products to its retail customers through such parent company's website. At Riverdeep's request, no more frequently than on a quarterly basis, Distributor shall provide to Riverdeep a list of current accounts into which Distributor sells or distributes the Products. The Channel specifically excludes Riverdeep's channels of distribution other than the retail channel, including, without limitation, (a) sales directly to end users (including, without limitation, through television, magazine, catalog, continuity club, mail, door-to-door, email, web, and telemarketing offers), (b) sales through the OEM channel and, (c) sales in the educational/schools channel. Distributor shall not distribute Products to any account that intends, or is reasonable likely, to resell the Products outside of the Channel or Territory.

         1.2      "COMMENCEMENT DATE" shall mean March 31, 2004.

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         1.3      "CONSENT-REQUIRED CONTRACT" shall have the meaning ascribed to such term in Section 7.1.

         1.4 "CONSENT-REQUIRED PRODUCTS" shall have the meaning ascribed to such term in Section 7.1.

         1.5      "DELIVERABLES" shall have the meaning ascribed to such term in
Section 2.9.

         1.6 "DOCUMENTATION" shall mean all printed booklets, pamphlets, user manuals, maintenance manuals, end user license agreements, registration cards, promotional materials and any other materials which are distributed with the Products. Such Documentation shall not be modified, translated, supplemented or omitted without Riverdeep's prior written approval (not to be unreasonably withheld or delayed) and any such modifications, translations or supplements shall remain the property of Riverdeep.

         1.7 "END USERS" shall mean the customers of Distributor's Retailers (as hereinafter defined) to whom such Retailers sell Products for use and not for re-sale.

         1.8 "EXCLUDED PRODUCTS" means (i) genealogy-based and language-based software programs unless otherwise consented to by Distributor in its sole discretion; and, (ii) such individual SKU's as to which Distributor determines in its sole discretion it will no longer ship or fulfill retail orders and notifies Riverdeep of such determination in writing.

         1.9 "INTELLECTUAL PROPERTY RIGHTS" means patent rights and registrations and applications, renewals and extensions therefor, copyright (including, but not limited to, ownership rights in all titles, computer code, themes, objects, characters, character names, stories, dialog, catch phrases, locations, concepts, artwork, animation, sounds, musical compositions, audio-visual effects and methods of operation, moral rights and any related documentation), copyright registrations and applications, renewals and extensions therefor, trademark registrations and applications, renewals and extensions therefor, rights in trade dress and packaging, trade secrets and other intellectual property rights recognized by U.S. laws.

         1.10 "LICENSED MEDIA" shall mean all (i) computer-readable magnetic media storage devices for the PC, including CD-Rom and DVD-Rom, (ii) DVD's, and
(iii) electronic learning aids (such as, Leapster and Leapad); provided however, in the case of DVD's and electronic learning aids, Distributor shall only have exclusive rights only on a Product-by-Product basis and only if Riverdeep is able to retain such distribution rights in any negotiations involving the development of the applicable product, it being understood that Riverdeep shall use good faith commercially reasonable efforts to retain such rights. Interactive online (unless otherwise a part of the Product itself) and electronic download are excluded.

         1.11 "LOSS EVENT" means, with respect to any Product, (i) a loss of rights the effect of which limits or precludes Riverdeep licensing such Product to Distributor under this Agreement without a default by Riverdeep hereunder;
(ii) Riverdeep's failure to initially procure rights to such Product; (iii) Riverdeep's failure to make such Product available to Distributor hereunder;
(iv) Riverdeep's failure to provide the Deliverables for such Product as and when required hereunder; or (v) Riverdeep's decision to discontinue such Product, or (vi) any other event or occurrence the effect of which limits or impairs the rights granted to Distributor hereunder in respect of such Product.

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         1.12     "MEDIATOR" means a mediator to be chosen by the parties from time to time to resolve specific disputes hereunder pursuant to a mediation procedure to be mutually agreed upon by the parties within 30 days after the Commencement Date.

         1.13 "OEM" shall mean: original equipment manufacturers selling hardware, Non-Traditional OEM's, and Similar Distributors. As used herein, (i) "Non-Traditional OEM's" shall mean distributors who manufacture Product(s), and do not sell the Products in the retail channel; and, "Similar Distributors" shall mean distributors (including entities acting on behalf of Similar Distributors in licensing software from Riverdeep and other sources) which advertise, market, distribute and sell products through after-purchase programs for goods, other than Products, sold in any channel, loyalty programs (defined as special offers presented to end users who purchase goods from Similar Distributors, e.g. Frequent Flier Programs, mailers inserted into bills, etc.), fundraising programs, or direct mail programs, but in any event not selling or distributing any Product through or into the Channel unless pursuant to a sublicense approved under Section 1.1 above. As used herein, "after-purchase programs" shall mean marketing programs through which an end user may receive the Product for a fee after purchasing another product.

         1.14 "PREVIOUSLY-RELEASED PROPERTIES" means interactive software (and all updates, upgrades, or other modifications thereto) owned or controlled, or that was owned or controlled, by Riverdeep that is obsolete and no longer distributed in the Channel.

         1.15 "PRODUCT" or "PRODUCTS" shall mean those computer software product lines of Riverdeep consisting of the individual SKU's for such lines listed on Exhibit A, as the same may be amended from time to time in accordance with the provisions of Section 2.6 and 2.7; provided however, that any Consent-Required Product shall not constitute a Product hereunder until Riverdeep notifies Distributor that it has received the corresponding Third Party Consent therefor, whereupon the same shall constitute a Product hereunder. Riverdeep shall have the right upon 30 days' prior written notice to Distributor to modify, alter, improve, change, add to or discontinue any or all the Products in accordance with the provisions of Section 2.6 and 2.7. Notwithstanding anything to the contrary in this Agreement, including Exhibit A, in no event shall the Products include any Excluded Products or Previously-Released Properties. References to "Products" herein shall be deemed to include all SKU's within such Product other than Previously-Released Properties.

         1.16 "RETAILERS" shall mean the business entities in the Channel and Territory to which Distributor markets and distributes, either directly or through distributors, Products for resale.

         1.17 "SALE" of any Product shall mean the granting of a license to use such Product and the "PURCHASE" of any Product shall mean the obtaining of a license to use such Product.

         1.18 "SALES DISCOUNTS" shall mean price discounts and price protection.

         1.19 "SALES YEAR" means the twelve-month period commencing on the Commencement Date.

         1.20 "TERM" shall mean that period of time specified in Section 9 of the Agreement.

         1.21 "THIRD PARTY CONSENT" shall have the meaning ascribed to such term in Section 4.4.2.

         1.22     "TERRITORY" shall mean the United States.

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2.       DISTRIBUTION RIGHTS.

         2.1 Rights Granted to Distributor. Riverdeep hereby grants to Distributor the exclusive right and license to replicate, publish, market, sell, and distribute the Products on the Licensed Media in the Channel in the Territory. Riverdeep hereby grants to Distributor a non-exclusive, non-transferable license to use the names of the Products as well as, where applicable, the "The Learning Company," "Broderbund," "Edmark," and "Riverdeep" trademarks, all subject to Riverdeep's standard policies and the approval processes specified herein. Except as expressly provided herein, Distributor shall have no right to sublicense or otherwise transfer any of the rights granted under this Agreement. Distributor may not create derivative works of the software in the Products, nor may it alter or modify such software in any way. All other rights not granted herein to Distributor are reserved. Distributor is not authorized to sell the Products for delivery outside the Territory or for re-sale outside the Territory. Distributor shall have the right, but not the obligation, to manufacture the Products and may use third-party manufacturers for such manufacturing. Such third party manufacturers shall be subject to Licensor's prior written approval, it being agreed that Riverdeep has approved all of the third party manufacturers set forth on Exhibit E. All rights granted herein are specifically subject to the additional covenants, terms and conditions set forth in Exhibit B attached hereto.

         2.2 Documentation. Each Product distributed by Distributor under this Agreement shall be the full retail version of such Product and shall include a complete copy of the Product's original Documentation (such Documentation shall not vary with current Riverdeep practices or future industry standards), including an end-user license agreement mutually agreed to by the parties between Riverdeep and such end-users but incorporating Distributor's warranty and return policy, provided such items are furnished to Distributor on a timely basis prior to manufacturing of the applicable Products; provided however, that any items provided by Distributor shall be subject to Riverdeep's packaging approval requirements provided herein. Riverdeep shall provide an end user warranty for the Products of form and substance approved by Distributor and consistent with Distributor's end user return policy. Notwithstanding anything to the contrary in this Agreement, Distributor shall not be obligated to pay for any inserts or other promotions for the Products requested by Riverdeep, it being understood that the manual shall not constitute an insert for purposes of this sentence. Distributor may, in its sole discretion and expense, put inserts and promotions into packaging for Products and retain any revenue derived therefrom, subject to Riverdeep's reasonable approval.

         2.3 Assortments, Bundles and Premiums; Porting. The license granted herein shall include the right to sell and/or distribute the Products:
(i) as individual stand-alone units, including jewel case; (ii) as part of an Assortment (as used herein, "Assortment" shall mean that a Product (or portion/component of a Product) is sold with another software product or products, but such Product is not physically packaged with such other product(s)); and (iii) as bundles where a Product(s) (or portion/component of a Product) is physically packaged or included on the same physical media with other products ("Bundle"). Assortments or Bundles that contain software or components other than Products shall be referred to as "Mixed Assortments" and "Mixed Bundles." All jewel case, Bundles and Assortments shall be subject to Riverdeep's prior written approval, not to be unreasonably withheld or delayed. "Premiums" shall mean extra item(s) provided to an end user who has purchased goods, said extra item(s) to be provided for no or nominal additional compensation. Distributor shall not distribute the Products as Premiums, for promotional purposes, or in any other manner so as to diminish, tarnish or otherwise derogate the Riverdeep brands. Distributor will not port or otherwise transfer Product intended for use on one Licensed Media onto another Licensed Media without Riverdeep's prior consent, which may be given or withheld in Riverdeep's sole discretion.

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         2.4      Support. During the Term, Distributor shall provide customer support and technical support via email, telephonic, or online in a manner consistent with other products distributed by Distributor and industry standards. On Riverdeep's request, Distributor shall use commercially reasonable efforts to provide quarterly status reports regarding customer and technical support, in an agreed format subject to Distributor's existing data limitations, including such information as number of calls per sku, customer feedback, nature of bug or other problem. Such delivery shall be within fifteen (15) days of request.

         2.5 Expenses. Except to the extent elsewhere provided in this Agreement, Distributor will bear all costs and expenses incurred by or on behalf of Distributor in manufacturing, promoting, marketing and distributing the Products, including but not limited to manufacturing, shipping, handling and warehousing costs, marketing expenditures, price protections and returns.

         2.6 Changes to the Product List and Products. Riverdeep shall not have the right to make any changes to the list of Products licensed hereunder to Distributor except as set forth in this Section.

                  2.6.1 Upon the occurrence of a Loss Event, Riverdeep shall notify Distributor as soon as possible, and if such Loss Event arises for any reason other than a default by Riverdeep under Riverdeep's license agreement for such Product, Riverdeep shall have the right to replace such Product with a product of comparable market value and saleability to be agreed upon by the parties. If the parties are able to reach agreement as to an appropriate replacement product, such product shall be deemed a "Product" hereunder, Distributor shall have all rights with respect thereto as provided with respect to other Products hereunder, and Distributor shall have no further claim against Riverdeep arising out of the failure to provide the Product so replaced, it being understood that each party shall retain its rights and obligations in regard to customer support, representations, warranties, indemnification, returns, credits, license fees and royalties due on such Product units already in the Channel. If the parties, operating in good faith and with commercial reasonableness, are unable to reach agreement on any replacement product within fifteen (15) days after notification to Distribution of such Loss Event, or if Riverdeep has lost such rights by reason of a default under its license agreement for such Product, Distributor shall have all of its rights and remedies hereunder, at law, or in equity; provided however, that Distributor shall cease further manufacturing, sales, and distribution of the Product within 15 days after notification of any such Loss Event, if applicable.

                  2.6.2 Riverdeep shall have the right at any time to add products to this Agreement, or to modify, upgrade, improve, or enhance Products under this Agreement, and promptly upon doing so shall provide Distributor with a replicatible goldmaster and other applicable materials for Distributor's use hereunder.

         2.7      [Intentionally Omitted]

         2.8 Exclusive Distributor. Riverdeep shall not license any currently existing products or future products for the Licensed Media to any other Distributor for sale or distribution in the Channel and the Territory, other than Excluded Products.

         2.9 Deliverables. In respect of each of the Products on Exhibit A as of the Commencement Date, Riverdeep shall provide to Distributor the deliverables set forth on Exhibit D attached hereto (collectively, the "Deliverables") on the Commencement Date. If Riverdeep shall choose to add additional Products to this Agreement in accordance with Section 2.6.2, the parties shall mutually agree upon the ship dates therefor, and thereafter Riverdeep shall provide the

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Deliverables for such Products no later than by the dates set forth on Exhibit
D. Without implication as to the materiality of a default in respect of any other Products, Riverdeep's failure to furnish the Deliverables for the eight highest revenue generating Products over the preceding 12-month period shall be deemed to constitute a material default by Distributor hereunder unless cured under the default provisions hereof. In addition to any other rights and remedies available to Distributor for Riverdeep's failure to provide the Deliverables for any Product on a timely basis, Riverdeep shall reimburse Distributor for Distributor's out-of-pocket losses, costs, and expenses incurred or owed by Distributor arising out of such failure within thirty (30) days after invoicing Riverdeep therefor.

3.       OWNERSHIP AND COPYRIGHT AND TRADEMARK NOTICES.

         3.1 Riverdeep retains and shall have ownership of all licensed intellectual property, including registered and unregistered copyrights and trademarks (and all good will derived therefrom), character assets, software code, package design, trade dress and marketing collateral, and any and all modifications, enhancements and derivative works thereof and all Intellectual Property Rights embodied therein and related thereto. All package art and marketing collateral shall be created as a work for hire, owned by Distributor, except to the extent otherwise required by Riverdeep's licensors. Distributor shall cooperate with Riverdeep to meet the requirements of such licensors as pertains to the creation of packaging art and marketing collateral. Upon Riverdeep's request, no more frequently than once each quarter during the Term, Distributor shall irrevocably assign and transfer to Riverdeep in perpetuity and throughout the Universe any and all of Distributor's right, title and interest (including, without limitation, the rights generally known as "moral rights" to the extent assignable) in the packaging art and marketing collateral for the Products created by or on behalf of Distributor, without representation or warranty other than that Distributor has not itself theretofore assigned or transferred any rights therein. In addition, upon and within fifteen (15) days of Riverdeep's request, no more frequently than once each quarter during the Term, Distributor shall also provide archived files of all such materials in the same form and format in which Distributor uses such materials at no cost to Riverdeep. Distributor shall not create a unitary composite mark involving Riverdeep's trademarks or trade names. Distributor agrees that all use of such Riverdeep trademarks and trade names shall be pursuant to Riverdeep's use guidelines, shall inure to the benefit, and be on behalf, of Riverdeep.

         3.2 Distributor hereby agrees that at the termination or expiration of this Agreement, Distributor shall and does assign, transfer and convey to Riverdeep all trademarks, service marks, copyrights, equities, good will titles or other rights, titles and interests throughout the world in and to the Products (including all packaging, marketing collateral and related materials, but excluding Distributor's logo and any other trademarks propriety to Distributor and unrelated to the Products) which may have been obtained by Distributor or which may have vested in Distributor as a result of its activities under this Agreement, and that Distributor shall immediately execute any instruments requested by Riverdeep to accomplish or confirm the foregoing. No consideration other than the mutual covenants and considerations of this Agreement shall be necessary for any such assignment, transfer, or conveyance. Distributor expressly understands and agrees that following termination or expiration of this Agreement it retains no right to exploit or continue to exploit or in any way deal with copies of, in any fashion and/or by any means, the Products or any elements thereof, or packaging, promotion or advertising related thereto or to the Products, and/or other works which embody the Products in whole or in part which it created pursuant to this Agreement, without Riverdeep's prior consent.

         3.3 Distributor may not adopt any trademark, trade name, design, logo or symbol, which is similar to or likely to be confused with or to dilute any Riverdeep mark, name, logo or other intellectual property. Any sale of a Product shall include the copyright, trademark and other proprietary rights notices as are contained on the masters of such Product (including the documentation) or as may be

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specified from time to time by Riverdeep. The Products shall feature the
Riverdeep brands. Distributor shall mark all packaging to indicate itself as the manufacturer and distributor of the products, under license from Riverdeep Inc., a Limited Liability Company, and its licensors. All packaging is subject to Riverdeep's approval. Riverdeep's approval of such packaging shall be deemed to constitute Distributor's compliance with the packaging requirements of this Agreement.

4.       LICENSE FEES; GUARANTEED ROYALTY; THIRD PARTY LICENSING REIMBURSEMENT.

         4.1 Earned License Fees. Distributor shall pay Riverdeep the license fee(s) set forth on Exhibit B of this Agreement according to the terms set forth on Exhibit B.

         4.2      Guaranteed Royalty.

                  4.2.1    *

                  4.2.2. Distributor shall pay the Guaranteed Royalty as follows. Distributor shall have deposited, together with this Agreement, an initial payment in the amount of [*] (the "Initial Payment") into an escrow arrangement that is mutually agreeable to Riverdeep and Distributor, which shall be paid from such escrow to Riverdeep upon the Commencement Date. The remaining balance shall be payable in twelve equal monthly installments, the first of which shall be payable forty-five (45) days after the release of the Initial Payment from escrow, the second of which shall be payable on that date that falls thirty (30) days after the payment date of the first installment, and each installment thereafter shall be payable on the day of each month thereafter on which the second installment was paid (i.e., if the second installment was paid on the 23rd day of the applicable month, each installment thereafter shall be paid on the 23rd day). If on the date on which the final installment of the Guaranteed Royalty is due the entire Guaranteed Royalty has not been paid, then any remaining balance shall be paid on the last business day of the Sales Year.

                  4.2.3 The Guaranteed Royalty for the Sales Year shall be fully recoupable by Distributor from royalties earned by Riverdeep on Products during such year; provided however, that if at the end of the Sales Year, Distributor has not fully recouped the Guaranteed Royalty for such Sales Year, then Distributor shall have forty-two additional months to sell and distribute the Products to fully recoup the Guaranteed Royalty; provided however, that if at any time during such forty-two month period, a Loss Event shall occur, then in addition to any other rights and remedies that Distributor shall have, such forty-month period shall be extended for such additional time thereafter as Distributor shall need to fully recoup the Guaranteed Royalty. Distributor shall have the same rights and remedies for Loss Events occurring during such extended recoupment periods as during the initial recoupment period.

5.       UNDERTAKINGS OF THE PARTIES.

         5.1 Marketing of the Products. Distributor shall use commercially reasonable efforts to promote the sale of the Products in the Territory and Channel. Distributor shall undertake channel marketing of the Products throughout the Territory, consistent with industry standards. Distributor shall maintain a commercially reasonable sales organization which can be best utilized for the promotion of the sales of the Products.

* The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Office of the Secretary of the Securities and Exchange Commission.

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         5.2      Conduct of Business. Distributor will conduct its business in a manner that will reflect favorably at all times on the Products and the good name, goodwill and reputation of Riverdeep; avoid deceptive, misleading or unethical practices or advertisements that are or might be detrimental to Riverdeep, the Products, or the public; and not publish or employ or cooperate in the publication or employment of any misleading or deceptive advertising materials. Distributor agrees that the Products replicated and distributed by Distributor shall at all times shall be of high standard and of such style, appearance and quality as to protect and enhance the Products and the good will pertaining thereto, shall meet Riverdeep's reasonable quality standards and specifications as stated herein, and shall be manufactured, sold, distributed and promoted in accordance with all applicable, Federal, state and local laws and regulations. Distributor may not sell Products that Distributor knows to be damaged or defective or which it would reasonably consider to be "seconds" based on industry standards.

         5.3 Compliance with Laws. Distributor will comply in all material respects with the laws and regulations of all applicable local, state and federal jurisdictions relating to Distributor's activities hereunder, including, but not limited to, all state and federal laws and regulations governing product warranties for the Products.

         5.4 Sales Materials. Subject to Riverdeep providing underlying data for the Sales Materials, Distributor may reproduce sales materials, including technical specifications, drawings, advertisements and samples (collectively, "Sales Materials") as reasonably required, provided that all copyright, trademark and other property markings are reproduced. Such materials remain the property of Riverdeep, and, except insofar as they are distributed by Distributor in the course of its performance of its duties under this Agreement, must be promptly returned to Riverdeep upon the expiration or termination of this Agreement without charge to Riverdeep.

6. PUBLIC ANNOUNCEMENT; CONFIDENTIALITY OF INFORMATION AND MATERIALS. The parties shall mutually agree upon a written communication to the Channel customers to be prepared promptly following the Commencement Date. Neither party may issue a press release or make other public announcement regarding the existence of this Agreement, without the express written consent of the other except to the extent reasonably interpreted to be required by applicable laws, rules or regulations, and in such case, Distributor shall endeavor, but shall not be obligated, to provide Riverdeep with notice of such announcement and an opportunity for review. The parties each shall hold in strict confidence and shall not disclose to others (except for affiliates, investors, advisers and consultants on a need to know basis and subject to confidentiality, or otherwise as required by law) or use, either before or after termination or expiration of this Agreement, any technical or business information, manufacturing technique, process, experimental work, trade secret or other confidential matter relating to the Products, except to the extent disclosure is reasonably required in connection with Distributor's marketing activities in the Territory and except to the extent that Riverdeep may assign the proceeds under this Agreement as set forth in Section 12.3.

7.       REPRESENTATIONS AND WARRANTIES.

         7.1 Riverdeep. Riverdeep represents and warrants that (i) it is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and that it has the full rights, power, legal capacity and authority to enter into this Agreement, and to carry out the terms hereof; (ii) this Agreement has been executed by its duly authorized representative and is a valid, legally binding and enforceable obligation of Riverdeep; (iii) Riverdeep is either the owner of

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the Products and all Intellectual Property Rights therein or has procured all necessary rights and licenses from the owners of such rights to enter into and carry out the terms of this Agreement; (iv) the Products have not been sold, assigned, leased, licensed or in any other way disposed of or mortgaged, pledged or encumbered in a manner that would violate the license granted to Distributor hereunder, and that it is under no contractual or other legal obligation which would interfere in any way with the full, prompt, and complete performance of its obligations pursuant to this Agreement (including with regard to Riverdeep's contracts with COKeM that relate to the Products); (v) no consent of any person or entity not a party to this Agreement is required or necessary for Riverdeep to carry out its obligations hereunder other than the licensors under the license agreements (the "Consent-Required Contracts") pursuant to which Riverdeep procures the rights to the Products listed on Exhibit F (the "Consent-Required Products") and only then until a Third Party Consent is received in respect of any such Consent-Required Product upon the occurrence of which this representation shall be deemed true and correct with respect to the third party licensors under any such Consent-Required Contracts; (vi) there is no litigation, claim or proceeding of any nature pending or threatened in writing against or relating to the Products or any Intellectual Property Rights related thereto which would have any material adverse effect on the rights granted to Licensee hereunder; (vii) no default has occurred under any agreement or contract to which Riverdeep is a party pursuant to which Riverdeep licenses any Product from a third party, nor has any event occurred, which, with the giving of notice or the passage of time, would constitute a default under any such agreement or contract; and (viii) neither the Products, nor any of the deliverables, nor the use of the Products or such deliverables by Distributor in the manner specifically authorized hereunder, nor the grant of the rights under this Agreement, is or will be an infringement of or otherwise in violation of the rights of any third party in the Territory, including, without limitation, the Intellectual Property Rights, or will violate any applicable laws, rules, or regulations.

                  7.1.1 In this regard, Riverdeep hereby acknowledges and agrees that Distributor shall be entitled to use and exploit in connection with its rights under this Agreement all artwork and features and elements thereof and all other materials provided by Riverdeep to Distributor under this Agreement without being obligated to independently verify that, to the extent the same has or may have been provided to Riverdeep by a third party, Riverdeep has cleared all rights to Distributor's use and exploitation of such materials. Without limiting the generality of the preceding sentence, Distributor at any time shall have the right in its sole discretion to require that Riverdeep provide to it evidence satisfactory to Distributor that all such rights to any such materials have been cleared with all third parties, and upon receipt of such request, Riverdeep shall promptly do so. In no event shall any such request for verification by Distributor or disclosure by Riverdeep concerning the impairment of such rights be deemed to abrogate or otherwise limit or affect the protections afforded to Distributor under this Agreement in respect of Distributor's use or exploitation of such materials.

         7.2 Riverdeep further represents and warrants the goldmaster candidate for each Product shall (i) correspond to, and perform in all material respects in accordance with, any relevant specifications, functional or other descriptions contained in the written materials accompanying the Products and in all of Riverdeep's advertising and promotional materials (including, any final demonstration versions of the Products, produced, released or approved by Riverdeep), without interruption or error, (ii) function in all respects on the hardware and software specified, (iii) be free from viruses, bugs, and operational limiting routines, the effect of which would materially impair the ability of the end-user to use and enjoy the Product as so intended, (iv) not contain any viruses, worms, date bombs, time bombs, or other code designed to cause the Products to cease operating or to damage, interrupt, or interfere with any end-user's hardware, software or data, and (v) be free of other material defects. If any goldmaster candidate fails to comply with Riverdeep's representation and warranty under this Section, without limiting any right or remedy in this Agreement, Riverdeep shall provide patches or fixes to such Product that prevents it from functioning as represented to Distributor or otherwise keeps it from satisfying the requirements of this Section, any such patches or fixes to be provided as soon as commercially reasonable following Distributor's request therefor, but in no event later than 15 days thereafter for any material bug attributable to Riverdeep's product coding and 30 days for all other Products, it being understood that any such patch or fix so provided shall be deemed to cure Riverdeep's breach of the foregoing representation so long as such patch or fix, taken together with the Product itself, would not have resulted in a breach of such representation, and other than for any out-of-pocket losses, costs, or expenses incurred or owed by Distributor as a result of such breach. Distributor shall notify Riverdeep of crash bugs promptly after becoming aware of the existence thereof and of any other impairment event in a commercially reasonable period of time thereafter.

         7.3 Riverdeep shall pay all amounts due under each of its licenses for the Products and shall otherwise maintain the same in effect through the term thereof. Riverdeep shall not grant any waiver or forebearance with respect thereto if the effect of such waiver or forebearance would be to accelerate the date of the expiration or termination thereof from the original term.

         EXCEPT AS SET FORTH IN THIS SECTION, RIVERDEEP MAKES NO REPRESENTATION OR WARRANTY WITH RESPECT TO ANY PRODUCT OR THE RELATED DOCUMENTATION AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW THE PRODUCTS ARE DELIVERED "AS IS." THE WARRANTY STATED HEREIN IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NON-INFRINGEMENT, AND SUCH WARRANTY CONSTITUTES THE ONLY WARRANTY MADE BY Riverdeep WITH RESPECT TO THIS AGREEMENT OR THE PRODUCTS, ARTICLES, MATERIALS, REPLACEMENT PARTS OR SERVICES TO BE SUPPLIED HEREBY.

         7.4 Distributor. Distributor covenants, represents and warrants that (i) it is duly incorporated, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and that it has the full rights, power, legal capacity and authority to enter into this Agreement, and to carry out the terms hereof; (ii) this Agreement has been executed by its duly authorized representative and is a valid, legally binding and enforceable obligation of Riverdeep; (iii) Distributor's exercise of its rights and performance of its obligations hereunder will not violate any laws or other legal requirements; (iv) Distributor will not create, incur or permit any encumbrance, lien, security interest, mortgage, pledge, assignment or other hypothecation upon the License or Products or permit the commencement of any proceeding or foreclosure action on a lien created by Distributor or any of its agents or contractors on the License or Products, or to obtain any assignment thereof, whether or not involving any judicial or nonjudicial foreclosure sales.

8.       INDEMNIFICATION AND INSURANCE

         8.1 Riverdeep Indemnity. Riverdeep shall indemnify, defend, and hold Distributor harmless from and against all claims, suits, demands, actions and proceedings, judgments, penalties, damages, costs and expenses (including reasonable legal fees and costs), losses or liabilities ("DAMAGES") arising out of (i) any trademark, trade dress, copyright, or patent infringement claim, claim involving appropriation of trade secrets, claim arising out of the use and exploitation of a person's appearance, performance, voice, or likeness in a Product or Previously-Released Property, or claim arising out of anyone's right to publicity or invasion of privacy contained in a Product or

Previously-Released Property; (ii) any amounts due to third parties for license fees, royalties, dues, fees, or other amounts arising out of the content of or included in any Product (including without limitation, public performance fees, music sync license fees, and amounts due to any guilds, unions or collective societies in connection with such content and the use and exploitation thereof);
(iii) any product liability claim or other claim for injury or damage done to any person arising out of the use or operation of the software in the Product;
(iv) any claim arising out of or relating to the manufacturing, marketing, sale, distribution, or other exploitation of Previously-Released Properties or Products existing in the Channel prior the Commencement Date excluding amounts for which Distributor is responsible under Section 5 and 6 of Exhibit B; (v) any Damages incurred by Distributor resulting from a breach by Riverdeep of any provision of this Agreement; (vi) Distributor's costs of goods and out-of-pocket losses arising out of a Loss Event in respect of any Product, without regard to whether such Product is replaced pursuant to Section 2.6 or any reduction to the Guaranteed Royalty; or, (vii) any liabilities associated with inventory deposited into the Channel by Riverdeep or any third-party appointed or permitted to place Product into the Channel by Riverdeep from and after the expiration or sooner termination of the Term.

                  8.1.1 Riverdeep shall not be obligated to defend or be liable for costs and/or damages under this Section 8 to the extent that the alleged infringement arises out of or is in any manner attributable to any modification of any Product by Distributor (or any of Distributor's resellers), including packaging and marketing collateral.

                  8.1.2 If any intellectual property claim which Riverdeep is obligated to defend has occurred, or in Riverdeep's opinion is likely to occur, Distributor agrees to permit Riverdeep, at Riverdeep's option and expense, either to procure for Distributor (or its customers) the right to continue using the subject Product or to replace or modify such Product so that it becomes non-infringing; provided that any such action is at no cost or expense to Distributor and any replacement is in accordance with Section 2.6 hereof.

         8.2 Distributor Indemnity. Distributor shall indemnify and hold Riverdeep harmless from and against all Damages which may arise or result from or relate to (i) contract claims between Distributor and any of its distributors, resellers, replicators, or retailers relating to any of the Products; (ii) any Damages incurred by Riverdeep as a result of any sale by Distributor of any Product outside of the Territory; (iii) any Damages incurred by Riverdeep resulting from a breach by Distributor of any provision of this Agreement; (iv) any third party claims of misleading advertising by Distributor;
(v) any trademark, trade dress, copyright, or patent infringement claim, claim involving appropriation of trade secrets, claim arising out of the use and exploitation of a person's appearance or likeness, in each case solely arising out of any Product packaging created by or on behalf of Distributor, or claim arising out of anyone's right to publicity or invasion of privacy contained in any such Product packaging other than any claim relating to underlying art assets or other materials provided by or on behalf of Riverdeep to Distributor;
(vi) any unfair trade practice, antitrust, or consumer protection claims relating to the manufacture, marketing, sale or distribution of the Products by Distributor; (vii) any personal injury claims relating to Distributor's manufacture, sale, marketing or distribution of the Products, except to the extent arising from the software in the Products; and (viii) any claims by Riverdeep's licensors arising from or related to Distributor's incomplete or inaccurate reporting relating to the sale of the Products (it being understood that Distributor shall not be liable under this clause (viii) for incomplete or inaccurate information provided to it by a third party).

         8.3 The indemnifications provided for herein are conditioned upon the indemnified party's furnishing the indemnifying party with prompt written notice of any such claim or suit and upon reasonable cooperation in defense of such claim or suit. In such event, the indemnifying party shall have the option to undertake and conduct the defense of any such claim or suit. The indemnifying party shall not settle any claim or suit without the prior written consent of the indemnified party, which shall not be unreasonably withheld or delayed. The indemnifications hereunder shall survive the termination of this Agreement.

         8.4 NEITHER PARTY SHALL UNDER ANY CIRCUMSTANCES BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION, ANY LOSS OF REVENUES, PROFITS, OR BUSINESS OR OTHER ECONOMIC LOSS ARISING OUT OF OR IN CONNECTION WITH THE SERVICES PROVIDED HEREUNDER, ARISING UNDER CONTRACT, TORT OR OTHERWISE, AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH LOSS, EXCEPT AS SPECIFICALLY PROVIDED FOR ELSEWHERE IN THIS AGREEMENT. THE FOREGOING SHALL NOT LIMIT EITHER PARTY'S INDEMNIFICATION OBLIGATIONS HEREUNDER TO THE EXTENT THAT A THIRD PARTY CLAIMS ANY SUCH DAMAGES AGAINST A PARTY HEREUNDER.

         8.5 Insurance. Distributor shall obtain, at its own expense, general liability, including product liability, insurance providing adequate protection for Riverdeep in amounts no less than One Million Dollars ($1,000,000.00) for bodily injury to any person per any one occurrence and One Hundred Thousand Dollars ($100,000.00) for property damage per any one occurrence. Simultaneously with the execution of this Agreement, Distributor shall submit to Riverdeep fully paid policies or certificates of insurance naming Riverdeep as an additional insured party and, providing that coverage shall extend to all claims or suits arising out of the use of the Products manufactured or sold under this Agreement, and further requiring that the insurer shall not terminate or materially modify such without written notice to Riverdeep at least twenty (20) days in advance thereof.

9.       TERM OF AGREEMENT.

         9.1 This Agreement shall commence on the Commencement Date and shall continue in effect for a period of one (1) year thereafter(the "TERM"), as the same may be extended for any extended recoupment period under Section 4 hereof.

10.      TERMINATION.

         10.1 Termination For Cause. Either party may terminate this Agreement, without further notice, for cause as follows:

                  10.1.1 Either party may immediately terminate this Agreement upon written notice to the other party in the event that proceedings in bankruptcy or insolvency are instituted by or against the other party, or a receiver is appointed, or if any substantial part of the assets of the other party is the object of attachment, sequestration or other type of comparable proceeding, and such proceeding is not vacated or terminated within sixty (60) days after its commencement or institution.

                  10.1.2 Either party may terminate this Agreement if the other party commits a material breach of any of the terms or provisions of this Agreement and does not cure such breach within thirty (30) days (or such shorter period as may be expressly provided for in such applicable term or provision) after receipt of written notice given. Distributor shall hold its affiliates, third party manufacturers and authorized sublicensees to the same standards that Distributor is held. If any of

Distributor's affiliates, third party manufacturers or authorized sublicensees commits any activity which would be a breach of the Agreement by Distributor if Distributor had committed such activity, Distributor shall within three business days following notice thereof take commercially reasonable efforts to terminate such activity. Thereafter, if the activity is not terminated within the earlier of thirty (30) days or the period allowed for cure, pursuant to the applicable agreement with such third party manufacturer or sublicensee, Distributor shall terminate the contractual relationship with such third party.

         10.2 Rights Upon Termination. Upon termination of this Agreement, by expiration of the Term or otherwise, all further rights and obligations of the parties shall cease, except that the parties shall not be relieved of (i) their respective obligations to pay any monies due or which become due as of or subsequent to the date of termination, and (ii) any other respective obligations under this Agreement which specifically survive or are to be performed after the date of termination. Riverdeep shall provide written notice to the Channel that Riverdeep or its new distributor will take responsibility for all returns, Sales Discounts, and MDF from and after such expiration or sooner termination. Distributor and any authorized sublicensees shall immediately cease all manufacturing, selling, marketing, distributing, advertising and/or promoting of the Products. Distributor shall not increase sales in the Channel prior to expiration of the Agreement in a manner inconsistent with standard industry practices and Distributor's inventory management practices during the Term. In the event of expiration or termination for Riverdeep's breach, Distributor shall, at Riverdeep's direction, destroy Products in Distributor's possession, or transfer all Products in its possession to Riverdeep, [*]. Such Mediator shall be advised at the time of engagement to invoice each party for 50% of fees and costs. In the event of termination for Distributor's breach, Distributor shall, at Riverdeep's direction, destroy Products in Distributor's possession, or transfer Products in its possession to Riverdeep, provided that Riverdeep shall reimburse Distributor the actual cost of goods plus shipping and handling fees for all units transferred to Riverdeep. Upon termination or expiration of the Agreement for Distributor's breach, Distributor's payment obligation for earned and guaranteed royalties shall survive and shall be due and payable upon the same terms and conditions as provided for herein subject to any obligation under applicable law to mitigate damages suffered by virtue of Distributor's breach.

         10.3 Unforeseen Circumstances. No delay or failure by the parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor shall it create any liability, if the same shall arise by reason of any cause beyond the reasonable control of the affected party, including, but not limited to, labor disputes, strikes, wars, terrorism, riots, insurrection, civil commotion, accident, shortage of materials or equipment, government regulations, fire, flood, storm, or any other acts of God, including defects and/or breakdowns of equipment and programming errors not within the reasonable control of the affected party, provided that the party so affected shall use commercially reasonable efforts to avoid or remove such cause of nonperformance and shall continue performance hereunder as soon as practicable. The foregoing shall not excuse the performance of any financial obligations hereunder under any circumstance. In the event such cause occurs and exceeds sixty (60) calendar days, the party not so affected may cancel this Agreement upon written notice.

         10.4 Bankruptcy. The parties hereby agree and intend that this Agreement is an executory contract governed by Section 365 of the Bankruptcy Code.

         (a) In the event of Distributor's bankruptcy, the parties intend that any royalties earned under this Agreement during the bankruptcy period be deemed administrative claims under the Bankruptcy Code because the parties recognize and agree that the bankruptcy estate's enjoyment of this Agreement will

* The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Office of the Secretary of the Securities and Exchange Commission.

(i) provide a material benefit to the bankruptcy estate during its reorganization and (ii) deny Riverdeep the benefit of the exploitation of the rights through alternate means during the bankruptcy reorganization.

         (b) The parties acknowledge and agree that any delay in the decision of trustee of the bankruptcy estate to assume or reject the Agreement (the "Decision Period") materially harms Riverdeep by interfering with Riverdeep's ability to alternatively exploit the rights granted under this Agreement during a Decision Period of uncertain duration. The parties recognize that arranging appropriate alternative exploitation would be a time consuming and expensive process and that it is unreasonable for Riverdeep to endure a Decision Period of extended uncertainty. Therefore, the parties agree that the Decision Period shall not exceed sixty (60) days.

         (c) Riverdeep, in its interest to safeguard its valuable interests (including, without limitation, its intellectual property rights in the Products), has relied on the particular skill and knowledge base of Distributor. Therefore, the parties acknowledge and agree that in a bankruptcy context this Agreement is a license of the type described by Section 365(c)(1) of the Bankruptcy Code and may not be assigned without the prior written consent of Riverdeep.

         10.5     Survival of Terms. Sections 3, 4, 6, 7, 8, 10.2, 10.5, 11 and
12 of this Agreement shall survive any termination of this Agreement.

11.      BOOKKEEPING OBLIGATIONS AND INSPECTION RIGHTS.

         11.1 Distributor shall maintain true and complete books of account containing an accurate record of all data necessary for the proper computation of payments hereunder, and Riverdeep shall have the right, by a certified public accountant appointed by it and reasonably approved by Distributor, to examine such books at all reasonable times (but not more than once in each calendar year and not during the first fifteen days of any quarter) for the purpose of verifying the accuracy of the reports and computation rendered by Distributor. Upon reasonable advance written notice (but in no event less than 15 days), such examination shall be made during normal business hours at the principal place of business of Distributor. If such examination reveals that reports furnished by Distributor were inaccurate by more than five percent (5%) and that amounts in excess of those paid to Riverdeep are due, the cost of such examination shall be borne by Distributor, and Distributor shall pay the amount of any discrepancy to Riverdeep, plus interest at the rate of nine percent (9%) per year or part thereof on any deficiencies.

         11.2 Distributor will make commercially reasonable efforts to facilitate Riverdeep's ability to enter and inspect all premises and facilities (including, without limitation, storage and shipping facilities) of Distributor and its manufacturer(s) and distributor(s), and its and their warehousers and/or shippers, in order to ensure that the manufacture, packaging, labeling, advertising and promotion and distribution of Products comply with Distributor's obligations hereunder and all applicable laws. Distributor will make commercially reasonable efforts to provide all information reasonably requested by Riverdeep regarding the testing, manufacture, quality control, storage and shipment of the Products.

         11.3 Distributor shall, without cost or expense to itself, cooperate with Riverdeep in connection with any audit of Riverdeep's books and records by its third party licensors of the Products.

12.      MISCELLANEOUS.

         12.1 Entire Agreement. This Agreement contains the entire understanding of the parties hereto relating to the Products, supersedes any prior written or oral agreement or understandings between the parties with respect to the Products, and cannot be changed or terminated orally. This Agreement may be amended only by a writing signed by the parties hereto.

         12.2 Enforceability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

         12.3 Assignment. Neither party shall assign this Agreement without the prior consent of the other, not to be unreasonably withheld or delayed, except to an entity which controls, is controlled by, or under common control with such party ("control" defined as the power to directly or indirectly direct the management of the applicable entity or ownership of 50% or more of the voting shares thereof) or a merger of a party into another business entity, the sale or transfer of the ownership interest or control of a party, or the sale or transfer of more than 50% of a party's assets

         12.4 Successors. All rights and obligations arising out of this Agreement shall inure the benefit of, and be binding on and enforceable by the parties and their respective successors and permitted assigns.

         12.5 Currency. All dollar amounts herein are expressed in United States funds.

         12.6 Governing Law. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California.

         12.7 Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed first class mail, postage prepaid, sent by prepaid telegram (or telex or other facsimile transmission) or sent by express overnight courier service:

        If to Riverdeep, to:                          If to Distributor, to:

        Riverdeep Inc. A Limited Liability Company    Encore Software, Inc.
        500 Redwood Blvd.                             16920 S. Main Street
        Novato, CA 94947                              Gardena, CA 90248
        Attention: Chief Operating Officer            Attention: Michael A. Bell
        Fax: (415) 763-4931                           Fax: (310) 768-1822

        With a copy to:                               With a copy to:

        Riverdeep, Inc.                               Encore Software, Inc.
        500 Redwood Boulevard                         16920 S. Main Street
        Novato, California 94947                      Gardena, CA 90248
        Attention: Counsel                            Attn: General Counsel
        Fax: (415) 763-4931
or to such other address as any such party may have designated by like notice forwarded to the other party hereto.

         12.8 Dispute Resolution; Election of Remedy. Any dispute, controversy, or claim arising out of, in connection with, or in relation to this Agreement or the breach thereof shall be resolved in a state or federal court venued in Marin or San Francisco County, the jurisdiction of which is stipulated. The parties waive any right to claim forum non conveniens, or to otherwise object to jurisdiction or venue. Unless expressly set forth to the contrary, either party's election of any remedies provided for in this Agreement will not be exclusive of any other remedies available hereunder or otherwise at law or in equity.

         12.9 Injunctive Relief. Distributor understands and agrees that Riverdeep will suffer irreparable harm in the event that Distributor fails to comply with the any of its obligations under Section 2.1 or Section 3, above, and that monetary damages in such event would be substantial and inadequate to compensate Riverdeep. Consequently, in such event Riverdeep will be entitled, in addition to such monetary relief as may be recoverable by law, to such temporary, preliminary and/or permanent injunctive relief as may be necessary to restrain any continuing or further breach by Distributor, without showing or proving any actual damages sustained by Riverdeep.

         12.10 Independent Contractors. The parties hereto are independent contractors and neither party is an employee, agent, partner or joint venturer of the other. Neither party shall have the right to bind the other party, whether directly or indirectly, to any agreement with a third party or to incur any obligation or liability on behalf of such other party, whether directly or indirectly.

         12.11 No Third Party Beneficiaries. Except for the parties hereto, no other party shall be entitled to any rights, benefits, or privileges under this Agreement.

         12.12 Offset. Notwithstanding any provision of this Agreement, at any time during the Term or any extension of this Agreement and after expiration or termination of this Agreement, either party has the right to offset any and all amounts or credits which such party owes to the other party hereunder against any and all amounts which other party owes such party hereunder.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed under seal as of the date first set forth above.

RIVERDEEP INC., A LIMITED LIABILITY          ENCORE SOFTWARE, INC.
COMPANY

By: ______________________________           By: _______________________________
Name: John Rim                               Name:
Its: VP, Asst. Treasurer, Riverdeep          Title:
Interactive Learning USA, Inc., Sole
Member of Riverdeep Inc.,
a Limited Liability Company

                                INDEX OF EXHIBITS

EXHIBIT A - SCHEDULE OF PRODUCTS
EXHIBIT B - CERTAIN ADDITIONAL TERMS
EXHIBIT C - SCHEDULE OF APPROVED SUBLICENSES
EXHIBIT D - SCHEDULE OF DELIVERABLES FOR EACH PRODUCT
EXHIBIT E - SCHEDULE OF APPROVED THIRD PARTY MANUFACTURERS
EXHIBIT F - SCHEDULE OF CONSENT-REQUIRED PRODUCTS
EXHIBIT G - ROYALTY REPORT TEMPLATE

                                    EXHIBIT A

                              SCHEDULE OF PRODUCTS

SKU                  TITLE
---------------------------------------------------------------------------
OGG3844AE            1000 GREAT GAMES VAL
---------------------------------------------------------------------------
382114               101 GRTST XP GAMES 2 VAL
---------------------------------------------------------------------------
381842               101 GRTST XP GAMES VAL
---------------------------------------------------------------------------
382817               101 XP APS & UTLITIES VAL
---------------------------------------------------------------------------
383204               3D HOME DSGN 6 STE
---------------------------------------------------------------------------
383204X              3D HOME DSGN 6 STE SNSRMTC
---------------------------------------------------------------------------
385497               3D HOME DSGN STE 5 PRO
---------------------------------------------------------------------------
382169               3D HOME DSGN STE 5 PRO LGBX
---------------------------------------------------------------------------
381158               3D HOME INTERIORS 2 DLX VAL
---------------------------------------------------------------------------
385498               3D HOME LNDSCPE 5 DLX
---------------------------------------------------------------------------
382068               3D HOME LNDSCPE 5 VAL
---------------------------------------------------------------------------
382068X              3D HOME LNDSCPE 5 VAL SNSRMTC
---------------------------------------------------------------------------
383205               3D HOME LNDSCPE DSGN 6
---------------------------------------------------------------------------
383205X              3D HOME LNDSCPE DSGN 6 SNSRMTC
---------------------------------------------------------------------------
381159               3DHA 3 DLX VAL
---------------------------------------------------------------------------
381159X              3DHA 3 DLX VAL SNSRMTC
---------------------------------------------------------------------------
381541               3DHA 5 DLX
---------------------------------------------------------------------------
385356               3DHA 5 PRO
---------------------------------------------------------------------------
382067               3DHA 5 VAL
---------------------------------------------------------------------------
383206               3DHA 6 DLX
---------------------------------------------------------------------------
383206X              3DHA 6 DLX SNSRMTC
---------------------------------------------------------------------------
383206XW             3DHA 6 DLX WAL SNSRMTC
---------------------------------------------------------------------------
583311P              ACHIEVE BONUS ASST CSCO 403
---------------------------------------------------------------------------
381931R              ACHIEVE MATH & SCI GRD 1-3 CLB
---------------------------------------------------------------------------
381933               ACHIEVE MATH & SCI GRD 1-3 MM
---------------------------------------------------------------------------
381877               ACHIEVE MATH & SCI GRD 3-6
---------------------------------------------------------------------------
381876R              ACHIEVE MATH & SCI GRD 3-6 CLB
---------------------------------------------------------------------------
381881               ACHIEVE MATH & SCI GRD 3-6 MM
---------------------------------------------------------------------------
381934R              ACHIEVE PHONICS GRD 1-3 CLUB
---------------------------------------------------------------------------
381936               ACHIEVE PHONICS GRD 1-3 MM
---------------------------------------------------------------------------
381879               ACHIEVE WRTNG & LA GRD 3-6
---------------------------------------------------------------------------
381878R              ACHIEVE WRTNG & LA GRD 3-6 CLB
---------------------------------------------------------------------------
381880               ACHIEVE WRTNG & LA GRD 3-6 MM
---------------------------------------------------------------------------
381676               ADV STUART LITTLE
---------------------------------------------------------------------------
381677               ADV STUART LITTLE MM
---------------------------------------------------------------------------
381429               ADV WKSHP 3 GRD 1-3
---------------------------------------------------------------------------
381434               ADV WKSHP 3 GRD 1-3 MM
---------------------------------------------------------------------------
381426R              ADV WKSHP 3 GRD 1-3 R1 CLB
---------------------------------------------------------------------------
381434R              ADV WKSHP 3 GRD 1-3 R1 MM
---------------------------------------------------------------------------
381432               ADV WKSHP 3 GRD 4-6 MM
---------------------------------------------------------------------------
381432R              ADV WKSHP 3 GRD 4-6 R1 MM
---------------------------------------------------------------------------
381433R              ADV WKSHP 3 GRD PRE-1 R1 MM
---------------------------------------------------------------------------
382251               ADV WKSHP 4 GRD 1-3
---------------------------------------------------------------------------
382197               ADV WKSHP 4 GRD 1-3 MM
---------------------------------------------------------------------------
382252               ADV WKSHP 4 GRD 4-6
---------------------------------------------------------------------------
382199               ADV WKSHP 4 GRD 4-6 MM
---------------------------------------------------------------------------
583683J              ADV WKSHP 5 ASST BJS 204
---------------------------------------------------------------------------
583464P              ADV WKSHP 5 ASST CSCO 104
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
383361               ADV WKSHP 5 GRD 1-3
---------------------------------------------------------------------------
383331               ADV WKSHP 5 GRD 1-3 CLB
---------------------------------------------------------------------------
383330               ADV WKSHP 5 GRD 1-3 MM
---------------------------------------------------------------------------
383362               ADV WKSHP 5 GRD 4-6
---------------------------------------------------------------------------
383333               ADV WKSHP 5 GRD 4-6 CLB
---------------------------------------------------------------------------
383332               ADV WKSHP 5 GRD 4-6 MM
---------------------------------------------------------------------------
383360               ADV WKSHP 5 GRD PRE-1
---------------------------------------------------------------------------
383329               ADV WKSHP 5 GRD PRE-1 CLB
---------------------------------------------------------------------------
383328               ADV WKSHP 5 GRD PRE-1 MM
---------------------------------------------------------------------------
582993J              ADV WKSHP ASST BJ 303
---------------------------------------------------------------------------
582351P1             ADV WKSHP ASST CSCO 103A
---------------------------------------------------------------------------
583009P              ADV WKSHP ASST CSCO 403
---------------------------------------------------------------------------
381427R              ADV WKSHP GRD 4-6 V3 R1 CLUB
---------------------------------------------------------------------------
381431               ADV WKSHP GRD PRE-1 MASS MIX 3
---------------------------------------------------------------------------
381428R              ADV WKSHP GRD PRE-1 V3 R1 CLUB
---------------------------------------------------------------------------
382250               ADV WKSHP GRD PRE-1 V4
---------------------------------------------------------------------------
382195               ADV WKSHP GRD PRE-1 V4 MM
---------------------------------------------------------------------------
360368               ADV WKSHP SCHLSTC ED CLB
---------------------------------------------------------------------------
360367               ADV WKSHP SCHLSTC ED MM
---------------------------------------------------------------------------
360367X              ADV WKSHP SCHLSTC EDMM SNSRMTC
---------------------------------------------------------------------------
382339               ADV WKSHP SEUSS GRD PRE-1 CLB
---------------------------------------------------------------------------
382340               ADV WKSHP SEUSS GRD PRE-1 MM
---------------------------------------------------------------------------
378331S              AG 2 PRINT PREMIUM SAMS
---------------------------------------------------------------------------
379755               AG 3 PRINT PREMIUM
---------------------------------------------------------------------------
385377               AG 7 SCRAPBOOKS & MORE VAL
---------------------------------------------------------------------------
385376               AG 7 SPIRITUAL EXP VAL
---------------------------------------------------------------------------
ACS3844AEC           AG CAC 2 VAL CUSA
---------------------------------------------------------------------------
378300               AG CAC 4
---------------------------------------------------------------------------
385375               AG CAC 7 CRAFTS VAL
---------------------------------------------------------------------------
385290               AG CAC 7 SILVER VAL
---------------------------------------------------------------------------
385569               AG CAC 8 GOLD
---------------------------------------------------------------------------
382789X              AG CAC 8 GOLD MM SNSRMTC
---------------------------------------------------------------------------
385571               AG CAC 8 PLATINUM
---------------------------------------------------------------------------
385567               AG CAC 8 SILVER VAL
---------------------------------------------------------------------------
382220               AG SCRAPBOOK & CRAFT DUAL VAL
---------------------------------------------------------------------------
382219               AG SLVR & SPIRTUAL DUAL VAL
---------------------------------------------------------------------------
381211               ARTHUR GRD 1 MM
---------------------------------------------------------------------------
381210               ARTHUR GRD KIND MM
---------------------------------------------------------------------------
382341               ARTHUR K STRFLY ALIEN BNDL
---------------------------------------------------------------------------
382342               ARTHUR K STRFLY ALIEN BNDL MM
---------------------------------------------------------------------------
381859               ARTHUR MATH GAMES VAL
---------------------------------------------------------------------------
382247               ARTHUR MINI 2 PACK
---------------------------------------------------------------------------
382421               ARTHUR PET CHASE V1 MM
---------------------------------------------------------------------------
382423               ARTHUR SAND CASTLE CNTST MM V1
---------------------------------------------------------------------------
582893P              BATMAN & SD ASST CSCO 303
---------------------------------------------------------------------------
582892S              BATMAN & SD ASST SAMS 303
---------------------------------------------------------------------------
582916J              BATMAN & SD MM ASST BJ 303
---------------------------------------------------------------------------
381914               BATMAN JUSTICE UNBALANCED
---------------------------------------------------------------------------
382141               BATMAN JUSTICE UNBALANCED MM
---------------------------------------------------------------------------
381913               BATMAN TOXIC CHILL
---------------------------------------------------------------------------
382140               BATMAN TOXIC CHILL MM
---------------------------------------------------------------------------
381543-BK            BK CIG TO TF HOME REPAIR
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
381328               BODYWORKS 4 DUAL VAL
---------------------------------------------------------------------------
882922               BOUNTY HUNTER OT ADV
---------------------------------------------------------------------------
383298-BX            BX GUARDIAN SCRTY STE
---------------------------------------------------------------------------
385488               CA 250K (SSL)
---------------------------------------------------------------------------
382249               CA 3 FONTS DLX
---------------------------------------------------------------------------
60402A               CA 300K IMAGE PACK
---------------------------------------------------------------------------
385489               CA 400K
---------------------------------------------------------------------------
382309               CA 50K VALUE
---------------------------------------------------------------------------
385490               CA 750K
---------------------------------------------------------------------------
385490X              CA 750K SNSRMTC
---------------------------------------------------------------------------
382385               CA FONTS VALUE
---------------------------------------------------------------------------
LHCAPCCV1M           CAPCOM COIN OP COL V1 SNSRMTC
---------------------------------------------------------------------------
382790               CAPCOM STREETFGHTR 1 VAL
---------------------------------------------------------------------------
382790X              CAPCOM STREETFGHTR 1 VAL SNSR
---------------------------------------------------------------------------
382382               CC 10
---------------------------------------------------------------------------
382383               CC 10 DLX
---------------------------------------------------------------------------
382965               CC 10 DLX MP5
---------------------------------------------------------------------------
382383X              CC 10 DLX SNSRMTC
---------------------------------------------------------------------------
382382X              CC 10 SNSRMTC
---------------------------------------------------------------------------
385345               CC 8 VAL
---------------------------------------------------------------------------
385346               CC 9
---------------------------------------------------------------------------
385372               CC 9 DLX NTWK MED KIT
---------------------------------------------------------------------------
383322               CC 9 VAL
---------------------------------------------------------------------------
382336               CF ADV PACK
---------------------------------------------------------------------------
382664               CF ADV PACK V1
---------------------------------------------------------------------------
382461               CF ADV PACK V1 MM
---------------------------------------------------------------------------
882459               CF BACKLOT BANSHEE BOOK 96PG
---------------------------------------------------------------------------
381579               CF GRD 3 ADV MATHRA V2.4
---------------------------------------------------------------------------
381643               CF GRD 3 ADV MATHRA V2.4 MM
---------------------------------------------------------------------------
381644               CF GRD 4 ADV PYRAMID V2.4 MM
---------------------------------------------------------------------------
381573               CF INCRED TOY STORE V1.1
---------------------------------------------------------------------------
381648               CF INCRED TOY STORE V1.4 MM
---------------------------------------------------------------------------
381646               CF MATH ADV HIMALAYAS V2.4 MM
---------------------------------------------------------------------------
882458               CF MYS OF MICROSNEEZIA 96PG
---------------------------------------------------------------------------
381860               CF READING AGE 9-12 VAL
---------------------------------------------------------------------------
581882P              CF RR ASST V1 CSCO
---------------------------------------------------------------------------
383318               CF S&S & MYS MANSION VAL
---------------------------------------------------------------------------
382343               CF TOY ZOOMBINI LOG BNDL
---------------------------------------------------------------------------
382344               CF TOY ZOOMBINIS LOG BNDL MM
---------------------------------------------------------------------------
383049               CK SCRPBK DSGNR DLX
---------------------------------------------------------------------------
383049J              CK SCRPBK DSGNR DLX BJS
---------------------------------------------------------------------------
383049P              CK SCRPBK DSGNR DLX CSCO
---------------------------------------------------------------------------
383551X              CK SCRPBK DSGNR DLX MM SNSRMTC
---------------------------------------------------------------------------
383049S              CK SCRPBK DSGNR DLX SAMS
---------------------------------------------------------------------------
383049X              CK SCRPBK DSGNR DLX SNSRMTC
---------------------------------------------------------------------------
WUS3744AE            CLAS:WHERE US CARMN RTL W/95/M
---------------------------------------------------------------------------
583411J              CLFRD & MATH MISSIONS ASST BJ 104
---------------------------------------------------------------------------
334397               CLIFRD LEARNING ACTIVITES
---------------------------------------------------------------------------
334399               CLIFRD LEARNING ACTIVITES MM
---------------------------------------------------------------------------
344355               CLIFRD MUSICAL MEMORY GAMES VAL
---------------------------------------------------------------------------
344342               CLIFRD MUSICAL MMRY GAMES
---------------------------------------------------------------------------
344347               CLIFRD MUSICAL MMRY GAMES MM
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
356508               CLIFRD PHONICS
---------------------------------------------------------------------------
356535               CLIFRD PHONICS MM
---------------------------------------------------------------------------
321537               CLIFRD READING
---------------------------------------------------------------------------
334586               CLIFRD READING MM
---------------------------------------------------------------------------
367976               CLIFRD READING VAL
---------------------------------------------------------------------------
559182               CLIFRD SIDE BY SIDE BNDL
---------------------------------------------------------------------------
559207               CLIFRD SIDE BY SIDE BNDL MM
---------------------------------------------------------------------------
321545               CLIFRD THINKING
---------------------------------------------------------------------------
335434               CLIFRD THINKING MM
---------------------------------------------------------------------------
367978               CLIFRD THINKING VAL
---------------------------------------------------------------------------
00CM2510CC           CLIPART & MORE 2,000,000
---------------------------------------------------------------------------
382238               CS MINI 2 PACK
---------------------------------------------------------------------------
882455               CS USA ADV 160PG
---------------------------------------------------------------------------
381034               CS USA VAL
---------------------------------------------------------------------------
882456               CS WORLD ADV 160PG
---------------------------------------------------------------------------
379985               CS WRLD VAL
---------------------------------------------------------------------------
382404               DAVE MIRRA BMX VAL
---------------------------------------------------------------------------
300162               DINOSAUR HNTR VAL
---------------------------------------------------------------------------
382403               DUCATIWORLD VAL
---------------------------------------------------------------------------
582895P1             EDU ASST CSCO 403
---------------------------------------------------------------------------
310243               EMERGENCY 2 VAL
---------------------------------------------------------------------------
382039               EMPERORS MAHJONG MM VAL
---------------------------------------------------------------------------
383014               EMPERORS MAHJONG VAL
---------------------------------------------------------------------------
300198               EXPLRE 3D WRLD ATLAS PWR PK
---------------------------------------------------------------------------
300188               EXPLRE SPACE PWR PK
---------------------------------------------------------------------------
385455               FAM LWYR 2003 ESS VAL
---------------------------------------------------------------------------
385446               FAM LWYR 2003 H&B DLX
---------------------------------------------------------------------------
382651               FAM LWYR 2004 DLX H&B
---------------------------------------------------------------------------
382917X              FAM LWYR 2004 DLX H&B MM SNSR
---------------------------------------------------------------------------
382651X              FAM LWYR 2004 DLX H&B SNSRMTC
---------------------------------------------------------------------------
300130               FIRST FRNDSHPS FUN PK
---------------------------------------------------------------------------
335485               FORMTOOL 2004
---------------------------------------------------------------------------
335485X              FORMTOOL 2004 SNSRMTC
---------------------------------------------------------------------------
382978               GUARDIAN AD ELIMINATOR
---------------------------------------------------------------------------
382979               GUARDIAN DATA PRTCTR VAL
---------------------------------------------------------------------------
382980               GUARDIAN FREWALL INSCRE IM VAL
---------------------------------------------------------------------------
382981               GUARDIAN PC CLEANER VAL
---------------------------------------------------------------------------
383298               GUARDIAN SCRTY STE
---------------------------------------------------------------------------
383299               GUARDIAN SCRTY STE MM
---------------------------------------------------------------------------
383298X              GUARDIAN SCRTY STE SNSRMTC
---------------------------------------------------------------------------
382982               GUARDIAN SPAM ELMNTR VAL
---------------------------------------------------------------------------
382983               GUARDIAN WORM KILLER VAL
---------------------------------------------------------------------------
382209               HAMTARO WAKE UP SNOOZER
---------------------------------------------------------------------------
382210               HAMTARO WAKE UP SNOOZER MM
---------------------------------------------------------------------------
335438               HIJAAK DIGITAL PHOTO STUDIO
---------------------------------------------------------------------------
00JPA510CC           HIJAAK PHOTAGS
---------------------------------------------------------------------------
335495X              HIJAAK PHOTAGS SNSRMTC
---------------------------------------------------------------------------
335437               HIJAAK PHOTO ART
---------------------------------------------------------------------------
382884               HM DEPOT 3D HM LNDSCP DES DLX
---------------------------------------------------------------------------
382883               HM DEPOT 3D HOME 5 DES DLX
---------------------------------------------------------------------------
300171               I LOVE MATH PWR PK
---------------------------------------------------------------------------
300134               I LOVE PHONICS PWR PK
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
300111               I LOVE USA VAL
---------------------------------------------------------------------------
348585               I SPY COL
---------------------------------------------------------------------------
356519               I SPY FANTASY
---------------------------------------------------------------------------
356538               I SPY FANTASY MM
---------------------------------------------------------------------------
356519X              I SPY FANTASY SNSRMTC
---------------------------------------------------------------------------
321658               I SPY JR PUPPET PLYHSE VAL
---------------------------------------------------------------------------
313729               I SPY JUNIOR VAL
---------------------------------------------------------------------------
321588               I SPY SCHOOL DAYS
---------------------------------------------------------------------------
358179               I SPY SCHOOL DAYS MM
---------------------------------------------------------------------------
367977               I SPY SCHOOL DAYS VAL
---------------------------------------------------------------------------
559180               I SPY SIDE BY SIDE BNDL
---------------------------------------------------------------------------
559206               I SPY SIDE BY SIDE BNDL MM
---------------------------------------------------------------------------
358178               I SPY SPOOKY MANSION MM
---------------------------------------------------------------------------
313728               I SPY SPOOKY MANSION VAL
---------------------------------------------------------------------------
334394               I SPY TREASURE HUNT
---------------------------------------------------------------------------
334396               I SPY TREASURE HUNT MM
---------------------------------------------------------------------------
382058               ID THEFT PRTCTOR
---------------------------------------------------------------------------
382804               ID THEFT PRTCTOR MM
---------------------------------------------------------------------------
382804X              ID THEFT PRTCTOR MM SNSRMTC
---------------------------------------------------------------------------
382058S              ID THEFT PRTCTOR SAMS
---------------------------------------------------------------------------
383162               IMSECURE PRO
---------------------------------------------------------------------------
383162X              IMSECURE PRO SNSRMTC
---------------------------------------------------------------------------
381920               INTELLIVSN GRTST HITS VAL
---------------------------------------------------------------------------
310243Z-JCB          JCB EMERGENCY 2
---------------------------------------------------------------------------
382115Z-JCB          JCB MAVIS 12
---------------------------------------------------------------------------
382319               KASPAROV CHESSMATE MM VAL
---------------------------------------------------------------------------
382319X              KASPAROV CHESSMT MMVAL SNSRMTC
---------------------------------------------------------------------------
383315               KID PIX 4 DLX MM
---------------------------------------------------------------------------
378180               KIDPIX 3 DLX
---------------------------------------------------------------------------
381178               KIDPIX 3 DLX MM
---------------------------------------------------------------------------
378180O              KIDPIX 3 DLX OM
---------------------------------------------------------------------------
385310               KIDPIX DLX & 100 GREAT VAL
---------------------------------------------------------------------------
380863               KIDPIX DLX VAL
---------------------------------------------------------------------------
382345               KIDPIX STUART LITTLE BNDL
---------------------------------------------------------------------------
382346               KIDPIX STUART LITTLE BNDL MM
---------------------------------------------------------------------------
385036               LEARN WIN XP & EXCEL XP VAL
---------------------------------------------------------------------------
378379               LEGACY OF KAIN SOUL REAVER VAL
---------------------------------------------------------------------------
382236               LITTLE BEAR DUAL VAL
---------------------------------------------------------------------------
356515               LITTLE BILL
---------------------------------------------------------------------------
356537               LITTLE BILL MM
---------------------------------------------------------------------------
356537X              LITTLE BILL MM SNSRMTC
---------------------------------------------------------------------------
335496               LOR RETURN OF THE KING VAL
---------------------------------------------------------------------------
382406               MARYKATE & ASHLEY DANCE VAL
---------------------------------------------------------------------------
356504               MATH MISSIONS GRD 3-5
---------------------------------------------------------------------------
356533               MATH MISSIONS GRD 3-5 MM
---------------------------------------------------------------------------
356503               MATH MISSIONS GRD K-2
---------------------------------------------------------------------------
356532               MATH MISSIONS GRD K-2 MM
---------------------------------------------------------------------------
382115               MAVIS 12 VAL
---------------------------------------------------------------------------
381499               MAVIS 15 DLX
---------------------------------------------------------------------------
385478               MAVIS 15 DLX MM
---------------------------------------------------------------------------
381500               MAVIS 15 STD
---------------------------------------------------------------------------
381610               MAVIS 15 STD MM
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
382159               MAVIS 16
---------------------------------------------------------------------------
382158               MAVIS 16 DLX
---------------------------------------------------------------------------
382166               MAVIS 16 DLX MM
---------------------------------------------------------------------------
382167               MAVIS 16 MM
---------------------------------------------------------------------------
382159X              MAVIS 16 SNSRMTC
---------------------------------------------------------------------------
112915               MAVIS 9.0 MAC RTL
---------------------------------------------------------------------------
582688J              MAVIS TPR MNDPWR ASST BJ 203
---------------------------------------------------------------------------
882925               MIGHTY MATH FLSH CRDS DIVISION
---------------------------------------------------------------------------
882924               MIGHTY MATH FLSH CRDS FRACTION
---------------------------------------------------------------------------
882926               MIGHTY MATH FLSH CRDS MULTI
---------------------------------------------------------------------------
882680               MIGHTY MATH GRD 2-3 320PG
---------------------------------------------------------------------------
882677               MIGHTY MATH MONEY DCMLS 32PG
---------------------------------------------------------------------------
882676               MIGHTY MATH MULT DVSION 32PG
---------------------------------------------------------------------------
381667               MNDPWR MATH HIGH SCHL
---------------------------------------------------------------------------
381670               MNDPWR MATH HIGH SCHL MM
---------------------------------------------------------------------------
381668               MNDPWR MATH MDL SCHL
---------------------------------------------------------------------------
381669               MNDPWR MATH MDL SCHL MM
---------------------------------------------------------------------------
381804               MNDPWR SCI GRD 7-12 MM
---------------------------------------------------------------------------
381803               MNDPWR SCI GRD 7-12 WMAC
---------------------------------------------------------------------------
385321               MOVIESHOP 6 DLX
---------------------------------------------------------------------------
385549               MOVIESHOP 6 MM
---------------------------------------------------------------------------
882961P              MTY MATH 2ND-3RD WRKBK CD CSCO
---------------------------------------------------------------------------
300196               MY FIRST BIBLE STORIES MM
---------------------------------------------------------------------------
00NTX540CC           NET ACCELERATOR V4
---------------------------------------------------------------------------
357990               NICKELODEON TOON TWISTER
---------------------------------------------------------------------------
357990P              NICKELODEON TOON TWISTER CSCO
---------------------------------------------------------------------------
357992               NICKELODEON TOON TWISTER MM
---------------------------------------------------------------------------
357992X              NICKELODEON TOON TWISTER MM
---------------------------------------------------------------------------
383209               OCEAN AQUARIUM
---------------------------------------------------------------------------
383209X              OCEAN AQUARIUM SNSRMTC
---------------------------------------------------------------------------
383015               OCEAN AQUARIUM VAL
---------------------------------------------------------------------------
383015               OCEAN AQUARIUM VAL
---------------------------------------------------------------------------
380859               OREGON TRAIL 5
---------------------------------------------------------------------------
381183               OREGON TRAIL 5 MM
---------------------------------------------------------------------------
381032               OREGON TRAIL II VALUE V1.3
---------------------------------------------------------------------------
381917               PADDINGTON WRLD MYST TOUR VAL
---------------------------------------------------------------------------
385481               PC COPY CENTER 2 VAL
---------------------------------------------------------------------------
300187               PEOPLE LND HSTRY PWR PK
---------------------------------------------------------------------------
382312               PHOTOSHOW 2 VAL
---------------------------------------------------------------------------
382737               PHOTOSHOW DLX
---------------------------------------------------------------------------
582877J              PHOTOSHW ZONE AG ASST BJ 303
---------------------------------------------------------------------------
381321               PM 12 GOLD
---------------------------------------------------------------------------
385500               PM 15 GOLD
---------------------------------------------------------------------------
385500X              PM 15 GOLD SNSRMTC
---------------------------------------------------------------------------
385505               PM 15 GREETING CARDS DLX
---------------------------------------------------------------------------
385505X              PM 15 GREETING CARDS DLX SNSRMTC
---------------------------------------------------------------------------
385501               PM 15 PLATINUM
---------------------------------------------------------------------------
385502               PM 15 PLATINUM DVD
---------------------------------------------------------------------------
385501X              PM 15 PLATINUM SNSRMTC
---------------------------------------------------------------------------
385499               PM 15 SILVER VAL
---------------------------------------------------------------------------
385499X              PM 15 SILVER VAL SNSRMTC
---------------------------------------------------------------------------
382986               PM 16 GOLD
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
382987               PM 16 PLAT
---------------------------------------------------------------------------
382988               PM 16 PLAT DVD
---------------------------------------------------------------------------
382984               PM 16 SILVER VAL
---------------------------------------------------------------------------
382985               PM 16 STE
---------------------------------------------------------------------------
582371J              PM PS ASST BJS 103
---------------------------------------------------------------------------
582371J1             PM PS ASST BJS 103A
---------------------------------------------------------------------------
378726               POST IT NOTES VAL
---------------------------------------------------------------------------
381680               POWERPUFF GIRLS MOJO JOJO MM
---------------------------------------------------------------------------
382207               POWERPUFF GIRLS SNREBUCKS
---------------------------------------------------------------------------
382208               POWERPUFF GIRLS SNREBUCKS MM
---------------------------------------------------------------------------
379853-PPK           PPK INVENT IT PACK
---------------------------------------------------------------------------
583237J              PRODCTVTY BNDL ASST BJ 403
---------------------------------------------------------------------------
582746               PRODCTVTY BNDL AST CSCO 203
---------------------------------------------------------------------------
583303               PRODCTVTY CD MIX A
---------------------------------------------------------------------------
583304               PRODCTVTY CD MIX B
---------------------------------------------------------------------------
583305               PRODCTVTY CD MIX C
---------------------------------------------------------------------------
583306               PRODCTVTY CD MIX D
---------------------------------------------------------------------------
378329               PS 10 ESS
---------------------------------------------------------------------------
379853M              PS 11 DLX MASS
---------------------------------------------------------------------------
382795               PS 15 VAL
---------------------------------------------------------------------------
382795X              PS 15 VAL SNSRMTC
---------------------------------------------------------------------------
382222               PS 20
---------------------------------------------------------------------------
382223               PS 20 DLX
---------------------------------------------------------------------------
182223               PS 20 DLX DIRECT
---------------------------------------------------------------------------
382227               PS 20 DLX DVD
---------------------------------------------------------------------------
382415               PS 20 DLX MP5
---------------------------------------------------------------------------
582878S              PS 20 DLX PM 15 ASST SAMS 303
---------------------------------------------------------------------------
382223X              PS 20 DLX SNSRMTC
---------------------------------------------------------------------------
382221               PS 20 ESS
---------------------------------------------------------------------------
382221X              PS 20 ESS SNSRMTC
---------------------------------------------------------------------------
382225               PS 20 PRO PUB
---------------------------------------------------------------------------
382224               PS 20 PRO PUB DLX
---------------------------------------------------------------------------
382416               PS 20 PRO PUB DLX MP5
---------------------------------------------------------------------------
382224X              PS 20 PRO PUB DLX SNSRMTC
---------------------------------------------------------------------------
382225X              PS 20 PRO PUB SNSRMTC
---------------------------------------------------------------------------
382222X              PS 20 SNSRMTC
---------------------------------------------------------------------------
382226P              PS 20 STE DLX CSCO
---------------------------------------------------------------------------
382882               PS 8 MAC
---------------------------------------------------------------------------
385013               PS BUS CARD CREATOR
---------------------------------------------------------------------------
383323               PS BUS CARD MAKER VAL
---------------------------------------------------------------------------
381244               PS CD LABEL CREATOR
---------------------------------------------------------------------------
382692X              PS ESSENTIALS 20 MM SNSRMTC
---------------------------------------------------------------------------
381238               PS FOR MAC
---------------------------------------------------------------------------
385528               PS HOME & OFFICE LABELS VAL
---------------------------------------------------------------------------
385528X              PS HOME & OFFICE LBL VAL SNSRMTC
---------------------------------------------------------------------------
385491               PS LABEL CREATOR DLX
---------------------------------------------------------------------------
382317               PS LTRHD ENV & MORE VAL
---------------------------------------------------------------------------
382316               PS PHOTO WORKSHOP VAL
---------------------------------------------------------------------------
00QVC580CC01         QUICKVERSE ESS 7.0
---------------------------------------------------------------------------
311043               QUICKVERSE ESS VAL
---------------------------------------------------------------------------
300599               RAINBOW FISH VAL
---------------------------------------------------------------------------
882923               RIDE TO RESCUE OT ADV
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
383482               RR 1ST & 2ND GRD READING SYSTEM TOY
---------------------------------------------------------------------------
383480               RR 1ST GRD LEARNING SYSTEM TOY
---------------------------------------------------------------------------
882695               RR ABC ORDER 32 PG
---------------------------------------------------------------------------
882387               RR ALPHABET BOOK 32PG
---------------------------------------------------------------------------
381862               RR BABY VAL
---------------------------------------------------------------------------
882940W              RR BOOK CD PHONICS WAL
---------------------------------------------------------------------------
882941W              RR BOOK CD RDNG READINESS WAL
---------------------------------------------------------------------------
882942W              RR BOOK CD SPELLING WAL
---------------------------------------------------------------------------
583301               RR CLAMSHELL WRKBK ASST 403
---------------------------------------------------------------------------
882389               RR COLORS & SHAPES BOOK 32PG
---------------------------------------------------------------------------
882931               RR FLSH CRDS ALPHABET
---------------------------------------------------------------------------
882930               RR FLSH CRDS COLORS SHAPE
---------------------------------------------------------------------------
882929               RR FLSH CRDS PHONICS
---------------------------------------------------------------------------
882932               RR FUN WITH 123s
---------------------------------------------------------------------------
882933               RR FUN WITH ABC
---------------------------------------------------------------------------
882934               RR FUN WITH COLORS
---------------------------------------------------------------------------
882935               RR FUN WITH SHAPES
---------------------------------------------------------------------------
381588               RR GRD 1 2002 V1.1 MM
---------------------------------------------------------------------------
381464               RR GRD 1 CLASSIC VAL
---------------------------------------------------------------------------
582946               RR GRD 1 JCB & WRTNG WRKBK
---------------------------------------------------------------------------
583188               RR GRD 1 JCB WRKBK BNDL
---------------------------------------------------------------------------
381489P              RR GRD 1 V1.1 CSCO
---------------------------------------------------------------------------
382792               RR GRD 1 VAL
---------------------------------------------------------------------------
382792X              RR GRD 1 VAL SNSRMTC
---------------------------------------------------------------------------
882959P              RR GRD 1 WRKBK & CD CSCO
---------------------------------------------------------------------------
882334               RR GRD 1 WRKBK 320PGS
---------------------------------------------------------------------------
381587               RR GRD 2 2002 V1.1 MM
---------------------------------------------------------------------------
382348               RR GRD 2 STRFLY ROYAL BNDL MM
---------------------------------------------------------------------------
381585               RR GRD KIND 2002 V1.1 MM
---------------------------------------------------------------------------
381462               RR GRD KIND CLASSIC VAL
---------------------------------------------------------------------------
582948               RR GRD KIND JCB & READNG WRKBK
---------------------------------------------------------------------------
582950               RR GRD KIND JCB & RHYME WRKBK
---------------------------------------------------------------------------
583187               RR GRD KIND JCB WRKBK BNDL
---------------------------------------------------------------------------
382337               RR GRD KIND LEARNING PACK CLUB
---------------------------------------------------------------------------
382793               RR GRD KIND VAL
---------------------------------------------------------------------------
382793X              RR GRD KIND VAL SNSRMTC
---------------------------------------------------------------------------
382633               RR GRD KIND VARIETY PACK
---------------------------------------------------------------------------
382468               RR GRD KIND VARIETY PACK MM
---------------------------------------------------------------------------
882958P              RR GRD KIND WRKBK & CD CSCO
---------------------------------------------------------------------------
882333               RR GRD KIND WRKBK 320PG
---------------------------------------------------------------------------
381493               RR GRD PRE 2002 V1.1
---------------------------------------------------------------------------
381583               RR GRD PRE 2002 V1.1 MM
---------------------------------------------------------------------------
381463               RR GRD PRE CLASSIC VAL
---------------------------------------------------------------------------
382794               RR GRD PRE CLASSIC VAL
---------------------------------------------------------------------------
382794X              RR GRD PRE CLASSIC VAL SNSRMTC
---------------------------------------------------------------------------
582947               RR GRD PRE JCB & ALPHA WRKBK
---------------------------------------------------------------------------
582949               RR GRD PRE JCB & COLOR WRKBK
---------------------------------------------------------------------------
583186               RR GRD PRE JCB WRKBK BNDL
---------------------------------------------------------------------------
382632               RR GRD PRE VARIETY PACK
---------------------------------------------------------------------------
382467               RR GRD PRE VARIETY PACK MM
---------------------------------------------------------------------------
882957P              RR GRD PRE WRKBK & CD CSCO
---------------------------------------------------------------------------
882332               RR GRD PRE WRKBK 320PG
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
383479               RR KIND LEARNING SYSTEM TOY
---------------------------------------------------------------------------
381514               RR LTR PHONICS GRD 1-2
---------------------------------------------------------------------------
381582               RR LTR PHONICS GRD 1-2 MM
---------------------------------------------------------------------------
381516               RR LTR PHONICS GRD PRE-KIND
---------------------------------------------------------------------------
381584               RR LTR PHONICS GRD PRE-KIND MM
---------------------------------------------------------------------------
382814               RR LTR SYS 3IN MM
---------------------------------------------------------------------------
382814X              RR LTR SYS 3IN MM SNSRMTC
---------------------------------------------------------------------------
882682               RR MATH ADD & SUBTRACT 32 PG
---------------------------------------------------------------------------
380928               RR MATH ADV AGE 4-6 VAL
---------------------------------------------------------------------------
380929               RR MATH ADV AGE 6-9 VAL
---------------------------------------------------------------------------
381201               RR MATH ADV AGES 4-6 W/RR3 VAL
---------------------------------------------------------------------------
381202               RR MATH ADV AGES 6-9 W/RR3 VAL
---------------------------------------------------------------------------
882928               RR MATH FLSH CRDS ADDITION
---------------------------------------------------------------------------
883163               RR MATH FLSH CRDS SUBTRACTION
---------------------------------------------------------------------------
882681               RR MATH GRD KIND-1 WRKBK 320 PG
---------------------------------------------------------------------------
882960P              RR MATH K-1ST WRKBK & CD CSCO
---------------------------------------------------------------------------
882683               RR MATH MONEY & TIME 32 PG
---------------------------------------------------------------------------
882390               RR PHONICS BOOK 32PG
---------------------------------------------------------------------------
383481               RR PRE & KIND READING SYSTEM TOY
---------------------------------------------------------------------------
383478               RR PRE LEARNING SYSTEM TOY
---------------------------------------------------------------------------
381861               RR READING 6-9 VAL
---------------------------------------------------------------------------
882694               RR READING CMPRHNSION 32 PG
---------------------------------------------------------------------------
882388               RR RHYMING WORDS BOOK 32PG
---------------------------------------------------------------------------
882386               RR SOUNDS BOOK 32PG
---------------------------------------------------------------------------
882937               RR SPELLING CHALLENGE 2ND GRD
---------------------------------------------------------------------------
882936               RR SPELLING CHALLENGE GRD 1
---------------------------------------------------------------------------
381425               RR THNKG ADV VAL
---------------------------------------------------------------------------
381586               RR TODDLER 2002 MM
---------------------------------------------------------------------------
381491               RR TODDLER 2002 V3
---------------------------------------------------------------------------
383477               RR TODDLER LEARNING SYSTEM TOY
---------------------------------------------------------------------------
882693               RR WRITING MECHANICS 32 PG
---------------------------------------------------------------------------
582765J              SCHLSTC BNDL ASST BJ 203
---------------------------------------------------------------------------
582894P              SCHOLASTIC ASST CSCO 303
---------------------------------------------------------------------------
582894P1             SCHOLASTIC ASST CSCO 403
---------------------------------------------------------------------------
382205               SD CASE FILE 2 STONE DRAGON
---------------------------------------------------------------------------
382206               SD CASE FILE 2 STONE DRAGON MM
---------------------------------------------------------------------------
382205X              SD CASE FILE 2 STONE DRAGON SNSRMTC
---------------------------------------------------------------------------
382206X              SD CASE FILE2 STONE MM SNSRMTC
---------------------------------------------------------------------------
381681               SD GLOWING BUG MAN
---------------------------------------------------------------------------
381682               SD GLOWING BUG MAN MM
---------------------------------------------------------------------------
380849               SD JINX AT SPHINX
---------------------------------------------------------------------------
381166               SD JINX AT SPHINX MM
---------------------------------------------------------------------------
383321               SD JINX AT THE SPHINX VAL
---------------------------------------------------------------------------
380325               SD PHANTOM KNIGHT
---------------------------------------------------------------------------
381185               SD PHANTOM KNIGHT MM
---------------------------------------------------------------------------
381184               SD SHOWDOWN GHOST TOWN MM
---------------------------------------------------------------------------
382807               SD SHWDWN GHOSTWN VAL
---------------------------------------------------------------------------
382807X              SD SHWDWN GHOSTWN VAL SNSRMTC
---------------------------------------------------------------------------
382232               SNO CROSS EXTREME VAL
---------------------------------------------------------------------------
383449               SPAM SHREDDER
---------------------------------------------------------------------------
382466X              STRBRYSHRTCK AMZNG SNSRMTC
---------------------------------------------------------------------------
582890S              STRWBRY & PPUFF ASST SAMS 303
---------------------------------------------------------------------------

SKU                  TITLE
---------------------------------------------------------------------------
382465               STRWBRY SHRTCKE AMZING COOKIE
---------------------------------------------------------------------------
382465X              STRWBRY SHRTCKE AMZING SNSRMTC
---------------------------------------------------------------------------
382466               STRWBRYSHRTCKE AMZNG COOKIE MM
---------------------------------------------------------------------------
382797               STUART LITTLE LEARNING ADV
---------------------------------------------------------------------------
300082               SW MATH CMPLTE
---------------------------------------------------------------------------
300083               SW MATH CMPLTE MM
---------------------------------------------------------------------------
300193               SW MATH SUCCESS MM
---------------------------------------------------------------------------
300084               SW MID & HIGH SCHL MATH
---------------------------------------------------------------------------
300085               SW MID & HIGH SCHL MATH MM
---------------------------------------------------------------------------
300086               SW MID SCHL MATH & SCI
---------------------------------------------------------------------------
300087               SW MID SCHL MATH & SCI MM
---------------------------------------------------------------------------
300099               SW SCI CMPLTE
---------------------------------------------------------------------------
300101               SW SCI CMPLTE MM
---------------------------------------------------------------------------
380049               TEST DRIVE OFFROAD 2 VAL
---------------------------------------------------------------------------
382352               TPR INSIDE SAT ACT 04 DLX
---------------------------------------------------------------------------
382353               TPR INSIDE SAT ACT 04 DLX MM
---------------------------------------------------------------------------
382352X              TPR INSIDE SAT ACT 04 DLX SNSRMTC
---------------------------------------------------------------------------
382353X              TPR SAT ACT 04 DLX MM SNSRMTC
---------------------------------------------------------------------------
382237               TREASURE COVE & MTN DUAL VAL
---------------------------------------------------------------------------
382405               TRICKSTYLE VAL
---------------------------------------------------------------------------
335469               TURBOCAD 2D 3D
---------------------------------------------------------------------------
335469P              TURBOCAD 2D 3D CSCO
---------------------------------------------------------------------------
335469X              TURBOCAD 2D 3D SNSRMTC
---------------------------------------------------------------------------
335481               TURBOCAD DLX
---------------------------------------------------------------------------
335481P              TURBOCAD DLX CSCO
---------------------------------------------------------------------------
335481X              TURBOCAD DLX SNSRMTC
---------------------------------------------------------------------------
310414               VALUE 4 PACK SAMS
---------------------------------------------------------------------------
583189               VALUE MIX 403
---------------------------------------------------------------------------
382230               WAR COMMANDER VAL
---------------------------------------------------------------------------
382230X              WAR COMMANDER VAL SNSRMTC
---------------------------------------------------------------------------
882921               WESTWARD BOUND AN OT ADV
---------------------------------------------------------------------------
382675               WILLWRITER 2004 V3 VAL
---------------------------------------------------------------------------
381553               ZOBOOMAFOO CREATURE QUEST
---------------------------------------------------------------------------
382901               ZOBOOMAFOO CREATURE QUEST VAL
---------------------------------------------------------------------------
582920S1             ZONE 4 ID THEFT ASST SAMS 303A
---------------------------------------------------------------------------
381569               ZONE ALARM 3 PRO
---------------------------------------------------------------------------
382438               ZONE ALARM PRO 4
---------------------------------------------------------------------------
382666               ZONE ALARM PRO 4 MM
---------------------------------------------------------------------------
382487               ZONE ALARM PRO 4 MP5
---------------------------------------------------------------------------
382438X              ZONE ALARM PRO 4 SNSRMTC
---------------------------------------------------------------------------
382272               ZONE ALARM PRO MM
---------------------------------------------------------------------------
381180               ZOOMBINIS 2 LOGICAL JRNY MM
---------------------------------------------------------------------------
381664               ZOOMBINIS ISLAND ODYSSEY
---------------------------------------------------------------------------
381678               ZOOMBINIS ISLAND ODYSSEY MM
---------------------------------------------------------------------------
382239               ZOOMBINIS MINI 2 PACK
---------------------------------------------------------------------------
385498J              ZZ 3D HOME LNDSCPE 5 DLX BJ
---------------------------------------------------------------------------
381492               ZZ RR GRD KIND 2002 V1.1
---------------------------------------------------------------------------

                                    EXHIBIT B

                      SCHEDULE OF CERTAIN ADDITIONAL TERMS

1.       Intentionally Omitted.

2.       Royalties and Payment Terms:

         a) [Intentionally Omitted].

         b) Earned Royalty. Riverdeep shall earn royalties for sales of Products during the Sales Year as provided below, provided that the same shall not be payable until Distribution has recouped from such amounts the corresponding Guaranteed Royalty for such year.

                  [*]

                  "NET RECEIPTS" is defined as gross sales from the sale of Products, less actual credits granted for returns, rebates, product mark-down expenses, and Sales Discounts. To the extent gross sales or dilutions relate to Mixed Assortments or Mixed Bundles, then Distributor may only apply such gross sales or deduct dilutions in an amount proportional to the percentage of Products in said Mixed Assortment or Mixed Bundle. With each royalty statement, Distributor may take a reasonable reserve for anticipated returns, [*]. With each monthly statement, Distributor will liquidate each reserve held, and pay to Riverdeep any royalties then due that are in excess of the liquidated reserve. Distributor may not deduct: cash discounts granted as terms of payment; promotional/new store discounts; costs, taxes or duties incurred in manufacturing, handling, shipping, importing, or selling. At Riverdeep's request, Distributor shall review its customer credit status with Riverdeep on a regular basis, but not more than once each quarter.

                  Distributor, in consultation with Riverdeep, will develop and designate wholesale pricing strategies, pricing envelopes, and lifecycle management pricing guidelines around which Distributor may operate on a day-to-day basis independent of Riverdeep consultation; provided however, deviations from current pricing models outside of these parameters will require that Distributor consult with Riverdeep and Distributor will develop and designate any such pricing strategies, pricing envelopes, and lifecycle management pricing guidelines that so deviate from the current models.

                  Distributor shall have full discretion with respect to the price it charges its retail customers. At such time as a Product reaches late-stage "closeout" status, Distributor shall request Riverdeep's consent to closeout the Product inventory through one or more closeout distributors. If Riverdeep shall fail to grant such consent within fifteen (15) days thereafter, then Riverdeep shall be required to purchase such inventory for an amount equal to Distributor's cost of goods therefor.

* The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Office of the Secretary of the Securities and Exchange Commission.

         c) [Intentionally Omitted.]

         d) Reporting and Payment. Detailed reporting and payment of earned royalties shall be provided no later than twenty-one (21) days following the end of each calendar month. Royalty reports shall contain such information as is included in a template report attached hereto as Exhibit G.

         e) Late Charges. Any payments which are made to Riverdeep or Distributor hereunder more than thirty (30) days after the due date therefor, shall bear interest at the rate of 9% per annum from the date such payments are due to the date of payment. Each party's right hereunder to interest on late payments shall not preclude such party from exercising any of its other rights or remedies pursuant to this Agreement or otherwise with regard to the other party's failure to make timely remittances.

3. Marketing Plan And Reports: Distributor shall provide Riverdeep, within 90 days of the Commencement Date, with a retail forecast for each Product licensed hereunder. In the event that Products are added to Exhibit A, Distributor shall provide Riverdeep with a retail forecast for each such Product no less than within a reasonable period of time prior to Riverdeep's planned ship date for each such Product. For Riverdeep's review and approval, not to be unreasonably withheld or delayed, as to the first such plan, and consultation as to all subsequent plans, Distributor will provide Riverdeep (a) with a sales and marketing plan and forecast including such reasonably detailed information, on a quarterly basis; (b) a ninety (90) day rolling retail forecast for each active Product provided on a monthly basis; (c) on the first business day of each week during the Term, Distributor will provide Riverdeep with a report detailing gross shipments by Retailer for the previous week. Distributor will provide Riverdeep with the following reports on a monthly basis within nine (9) business days of the end of every month: SKU by reporting Retailer; EDI Sell-Through; Product Returns authorized; and Inventory Report. Distributor will provide Riverdeep with the following reports within thirty (30) business days of the end of every month (concurrent with royalty reporting): SKU by Sublicensee (if any approved); and Product units sold and/or distributed by Sublicensee (if any approved).

Distributor shall use commercially reasonable efforts to market and sell the Products and to promote the Products at industry trade shows specified by Riverdeep and agreed to by Distributor, which agreement shall not be unreasonably withheld. Distributor shall submit all marketing campaigns to Riverdeep for review and approval, not to be unreasonably withheld or delayed.

Distributor shall use commercially reasonable efforts to meet all product availability commitments made by Riverdeep (prior to the Commencement Date) to retail accounts, including meeting replenishment orders for fixed plan-o-grams, provided that Riverdeep shall have furnished Distributor with all deliverables and information Distributor may require to do so on a timely basis.

Distributor will not discriminate against the Products in favor of Distributor's other similar products.

Distributor shall not liquidate or deep-discount the Products, or otherwise distribute in a manner that may reasonably be expected to reduce the good will associated with or otherwise tarnish the Riverdeep brands. Products will only be sold to Retailers, or to distributors for resale, shipment and/or distribution to Retailers, who Distributor has a good faith belief will sell such Products in the Territory and Channel to the public in the same general manner in which merchandise of the same general description is customarily marketed, displayed and sold. In the event Distributor learns that any Retailer is treating the Products in a manner less favorably than similar merchandise, Distributor will inform Riverdeep and will make commercially reasonable efforts to have the problem corrected to Riverdeep's satisfaction. If

Riverdeep is not satisfied within a reasonable period then, upon written request of Riverdeep, Distributor will discontinue future shipments to such Retailer and will not provide such Retailer with Licensed Article(s) thereafter without Approval.

4. Approvals. Distributor shall create and produce its own packaging, labels, disc art, end-user documentation, marketing and promotional materials, all subject to Riverdeep review, guidance, feedback and approval at the following stages:

                  -        Concept design

                  -        Alpha package design, including copy

                  -        Final mechanical.

A submission shall be approved or disapproved within ten (10) business days from receipt of the materials except the final mechanical, which will be approved within five (5) business days of receipt of materials. Approval shall not be unreasonably withheld or delayed. A submission shall in no instance be deemed approved. If approval is not granted, Riverdeep shall identify the reasons for disapproval and such corrective measures which, when taken, will result in approval upon resubmission. Among other reasons, Riverdeep may reasonably withhold approval in relation to the maintenance of brand and trade dress consistency between versions, product lines, and in its other channels. Distributor acknowledges that some of Riverdeep's licensors may have approval rights regarding packaging, software development and their proprietary brands and other names. Distributor shall reasonably cooperate with Riverdeep when third-party licensor approval is required. Distributor shall provide archived files of all approved materials, suitable for reproduction and in a form and format specified by Riverdeep, within 10 days of Riverdeep's approval.

Neither Distributor (any permitted sublicensees) nor third party manufacturers shall manufacture Products without Riverdeep's prior written approval of the materials to be reproduced unless such materials have been furnished to it by Riverdeep. Notwithstanding such approval, Distributor (any permitted sublicensees), and third party manufacturers shall be responsible to include on all Products and Packaging any third-party licensor's name, trademark, and logo, and all applicable notices. Riverdeep's approval shall not relieve Distributor of this obligation; provided however, Riverdeep's approval of any given packaging shall be deemed to constitute Distributor's compliance with the packaging requirements hereof.

5. Warehouse Inventory. Distributor shall purchase from Riverdeep all owned, sellable on-hand inventory (including components), and work in process, of the Products as of the Commencement Date, including consignment inventory in the Channel, excluding however any genealogy-based or language-based inventory. Riverdeep shall provide a list of all such inventory as of the Commencement Date. Title shall transfer, with Distributor taking title, ownership and risk of loss, as of the Commencement Date; provided however, that Riverdeep shall nonetheless maintain insurance on such inventory in the same coverage as prior the Commencement Date and shall name Distributor as an additional insured with respect thereto, and upon any casualty with respect thereto, Riverdeep shall pay any proceeds received in respect thereof to Distributor within ten (10) days of receipt. Distributor shall pay Riverdeep, as the purchase price for such inventory, Riverdeep's actual out-of-pocket cost of goods (such amount not to exceed $3,500,000), and reasonable handling and storage costs for such inventory based on a written breakdown of rates to be provided to Distributor, and shipping charges to be reasonably agreed upon between the parties. Payment for cost of goods shall be payable within 60 days after the sale of such inventory by Distributor, and payment for such handling, shipping and storage costs to be made net 30 of invoice. Distributor will use good faith efforts to sell such inventory.

6. Channel Inventory. From and after the Commencement Date, all amounts received by Riverdeep on account of Product distributed into the Channel shall be payable to Distributor, and to the extent any such funds are received by Riverdeep, the same shall be reported and paid thereto within fifteen (15) days of receipt thereof. During the Term, Distributor shall: (a) accept returns of Channel Inventory; and (b) provide Distributor's retail accounts with the Channel Inventory Credits. Distributor shall be entitled to credit against the next succeeding installment of the Guaranteed Royalty (and subsequent installments thereof until such credit has been fully applied) in the amount of Distributor's cost (1) for Channel Inventory Credits provided by Distributor to its Retailers during the Term and (2) for credits issued for the return of Channel Inventory to Distributor but not to exceed 16% of the aggregate wholesale value of the Channel Inventory as of the Commencement Date, unless such returns are the function of the natural events of a product's lifecycle. The parties shall mutually cooperate as to the review and issuance of Channel Inventory Credits and return authorizations for the ninety day period following the Commencement Date.

"Channel Inventory" shall mean inventory of the Products in the Channel and the Territory as of the Commencement Date that was not sold by Distributor.

"Channel Inventory Activities" shall mean the marketing development funds, co-operative advertising, Sales Discounts (including price protection), and stock-balancing for the Channel Inventory.

"Channel Inventory Credits" shall mean the credits issued by Distributor to its retail customers for Channel Inventory Activities to which Riverdeep committed in writing, and for which the Retailer met its obligations, both prior to the Commencement Date.

                                    EXHIBIT C

                        SCHEDULE OF APPROVED SUBLICENSES

                                       [*]

* The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Office of the Secretary of the Securities and Exchange Commission.

                                    EXHIBIT D

                            SCHEDULE OF DELIVERABLES

                                                                    DUE DATE (Based On Number Of Days Before The
                          DELIVERABLES                                         Agreed Upon Ship Date)
----------------------------------------------------------------------------------------------------------------
Layered, high resolution files for available artwork for
Packaging as well as all but not limited to available
marketing copy, legal copy, twenty screenshots,
product/corporate logos, and key art                                                     90
----------------------------------------------------------------------------------------------------------------
Manual in electronic format:

         Draft                                                                           45

         Final Version                                                                   30
----------------------------------------------------------------------------------------------------------------
Documentation                                                                            90
----------------------------------------------------------------------------------------------------------------
Layered, high resolution files for available sell sheets and
other promotional materials                                                              90
----------------------------------------------------------------------------------------------------------------
25, 50, 100, and 200 word product descriptions, title
treatments (where available)                                                             90
----------------------------------------------------------------------------------------------------------------
Press accolades, awards, reviews, endorsements (where available)                         90
----------------------------------------------------------------------------------------------------------------
Product demos and .avi's (where applicable and available)                                90
----------------------------------------------------------------------------------------------------------------
Product walk-through documents (where available)                                         90
----------------------------------------------------------------------------------------------------------------
Competitive analysis - development features                                              90
----------------------------------------------------------------------------------------------------------------
Product design document                                                                  90
----------------------------------------------------------------------------------------------------------------
System requirements                                                                      90
----------------------------------------------------------------------------------------------------------------
ESRB Rating (if applicable) and certificate                                              45
----------------------------------------------------------------------------------------------------------------
Age range / grade level                                                                  90
----------------------------------------------------------------------------------------------------------------
Retailer and promotional history (where available)                                       90
----------------------------------------------------------------------------------------------------------------
6 samples of existing product                                                            90
----------------------------------------------------------------------------------------------------------------
goldmaster candidate Submission - three copies                                           45
----------------------------------------------------------------------------------------------------------------
Replicatable Goldmaster - three copies                                                   30
----------------------------------------------------------------------------------------------------------------

                                    EXHIBIT E

                 SCHEDULE OF APPROVED THIRD PARTY MANUFACTURERS

ACUPRINT                            5920 Bowcroft Street
                                    Los Angeles, CA 90016

ADVANCED COLOR GRAPHICS             245 York Place
                                    Claremont, CA 91711

ADVANCE PAPER BOX                   6100 S Gramercy Place
                                    Los Angeles, CA 90047

BERT-CO GRAPHICS                    3800 North Mission Road
                                    Los Angeles, CA. 90031

COLOUR CONCEPTS                     1525 Third St - Suite E
                                    Riverside, CA 92507

DELTA PRINTING SOLUTIONS            28210 N Avenue Stanford
                                    Valencia, CA 91355

FUTURE MEDIA PRODUCTIONS            24811 Ave Rockefeller
                                    Valencia, CA 91355

PRIMARY COLOR                       2361 McGaw Avenue
                                    Irvine, CA 92614

RITEK GLOBAL MEDIA                  18560 San Jose Ave.
                                    City of Industry, CA 91748

SONOPRESS LLC                       108 Monticello Rd.
                                    Weaverville, NC 28787

TECHNICOLOR                         3233 E. Mission Oaks Blvd
                                    Camarillo, CA 93012

                                    EXHIBIT F

         SCHEDULE OF CONSENT-REQUIRED PRODUCTS AND ALLOCABLE PERCENTAGES

                                       [*]

* The material has been omitted pursuant to a request for confidential treatment and the material has been filed separately with the Office of the Secretary of the Securities and Exchange Commission.

                                    EXHIBIT G

                             ROYALTY REPORT TEMPLATE

                                 [see attached]

                                       37